OMB Approval 0990-0115

AWARD/CONTRACT

1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350) ▶ — RATING: N/A — PAGE 1 OF 39 PAGES

2. CONTRACT (Proc. Inst. Ident.) NO.: HHSN272200700060C

3. EFFECTIVE DATE: September 30, 2007

4. REQUISITION/PURCHASE REQUEST/PROJECT NO.: 207040

6. ADMINISTERED BY (If other than Item 6) — CODE
AIDS DDCB
RFP NUMBER: NIH-NIAID-DAIDS-07-45
NIAID Contract # N01-AI-70060

7. NAME AND ADDRESS OF CONTRACTOR (No. street, county, state and ZIP Code)
SeraCare BioServices — VIN #1107053
217 Perry Parkway
Gaithersburg, MD 20877

CODE — FACILITY CODE

8. DELIVERY: ☐ FOB ORIGIN ☒ OTHER (See below) FOB Destination

9. DISCOUNT FOR PROMPT PAYMENT: N/A

10. SUBMIT INVOICES ADDRESS SHOWN IN: ITEM Art. G.3.

16. TABLE OF CONTENTS

19B. NAME OF CONTRACTOR
/s/ Gregory A. Gould
(Signature of person authorized to sign)

19C. DATE SIGNED

20B. UNITED STATES OF AMERICA
BY /s/ Eileen Webster-Cissel
(Signature of Contracting Officer)

20C. DATE SIGNED

NSN 7540-01-152-8069
PREVIOUS EDITION UNUSABLE

26-107
Computer Generated

OMB Approval 0990-0115 1. THIS CONTRACT IS A RATED ORDER RATING PAGE OF PAGES AWARD/CONTRACT UNDER DPAS (15 CFR 350) N/A 1 39 2.CONTRACT (Proc. Inst. Ident.) NO. 3. EFFECTIVE DATE 4. REQUISITION/PURCHASE REQUEST/PROJECT NO. HHSN272200700060C September 30, 2007 207040 5.ISSUED BY CODE 6. ADMINISTERED BY (If other than Item 6) CODE Office of Acquisitions, DEA National Institute of Allergy and Infectious Diseases AIDS DDCB National Institutes of Health, DHHS 6700-B Rockledge Dr., Room 3214, MSC 7612 RFP NUMBER: NIH-NIAID-DAIDS-07-45 Bethesda, Maryland 20892-7612 NIAID Contract # N01-AI-70060 7. NAME AND ADDRESS OF CONTRACTOR (No. street, county, state and ZIP Code) 8. DELIVERY FOB ORIGIN OTHER (See below) SeraCare BioServices VIN #1107053 FOB Destination 217 Perry Parkway 9/ DISCOUNT FOR PROMPT PAYMENT Gaithersburg, MD 20877 N/A 10. SUBMIT INVOICES ITEM CODE FACILITY CODE ADDRESS SHOWN IN: Art. G.3. 11. SHIP TO/MARK FOR CODE N/A 12. PAYMENT WILL BE MADE BY CODE N/A Article F.1. See Article G.3. 13. AUTHORITY FOR USING OTHER FULL AND OPEN COMPETITION: NA 14. ACCOUNTING AND APPROPRIATION DATA TIN# 330056054 SOC 25.55 DUNS# 106267123 10 U.S.C. 2304(c)( ) 41 U.S.C. 253(c)( ) CAN# 7-8470035 $3,228,168 15A. ITEM NO. 15B. SUPPLIES/SERVICES 15C. UNIT PRICE 15D. AMOUNT 15E. UNIT PRICE 15F. AMOUNT Title: “NIAID Specimen Repository” FY 07 $3,228,168 FY 08 $3,079,399 Period: September 30, 2007 through September 29, 2014 FY 09 $3,230,840 FY 10 $3,333,763 FY 11 $3,486,091 Contract Type: Cost Plus Fixed Fee/Completion FY 12 $3,602,883 FY 13 $3,781,713 15G. TOTAL AMOUNT OF CONTRACT $23,742,857 16. TABLE OF CONTENTS (9) SEC. DESCRIPTION PAGE(S) (9) SEC. DESCRIPTION PAGE(S) PART I — THE SCHEDULE PART II — CONTRACT CLAUSES A SOLICITATION/CONTRACT FORM 1 I CONTRACT CLAUSES 29 B SUPPLIES OR SERVICES AND PRICE/COST 4 PART III — LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH. C DESCRIPTION/SPECS./WORK STATEMENT 8 J LIST OF ATTACHMENTS 38 D PACKAGING AND MARKING 13 PART IV — REPRESENTATIONS AND INSTRUCTIONS E INSPECTION AND ACCEPTANCE 14 K REPRESENTATIONS, CERTIFICATIONS 39 F DELIVERIES OR PERFORMANCE 15 AND OTHER STATEMENTS OF OFFERORS G CONTRACT ADMINISTRATION DATA 17 L INSTRS., CONDS., AND NOTICES TO OFFERORS H SPECIAL CONTRACT REQUIREMENTS 21 M EVALUATION FACTORS FOR AWARD CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE 17. CONTRACTOR’S NEGOTIATED AGREEMENT (Contractor is 18. AWARD (Contractor is not required to sign this document.) Your required to sign this document and return _2___copies to issuing office.) offer on Solicitation Number ___, Contractor agrees to furnish and deliver all items or perform all the services set including the additions or changes made by you which additions or changes are forth or otherwise identified above and on any continuation sheets for the set forth in full above, is hereby accepted as to the items listed above and on any consideration stated herein. The rights and obligations of the parties to this continuation sheets. This award consummates the contract which consists of the contract shall be subject to and governed by the following documents: (a) this following documents: (a) the Government’s solicitation and yo ur offer, and (b) award/contract, (b) the solicitation, if any, and (c) such provisions, this award/contract. No further contractual document is necessary. representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.) 19A. NAME AND TITLE OF SIGNER (Type or print) 20A. NAME OF CONTRACTING OFFICER Gregory A. Gould Eileen Webster-Cissel Contracting Officer, Office of Acquisitions, DEA, NIAID, NIH, DHHS 19B. NAME OF CONTRACTOR 19C. DATE SIGNED 20B. UNITED STATES OF AMERICA 20C. DATE SIGNED /s/ Gregory A. Gould /s/ Eileen Webster-Cissel (Signature of person authorized to sign) (Signature of Contracting Officer) NSN 7540-01-152-8069 26-107 STANDARD FORM 26 (REV. 4-85) PREVIOUS EDITION UNUSABLE Computer Generated Prescribed by GSA FAR (48 CFR) 53.214(a)

Contract Number : HHSN272200700060C
CONTRACT TABLE OF CONTENTS

PART I — THE SCHEDULE	4
SECTION A — SOLICITATION/CONTRACT FORM	4
SECTION B — SUPPLIES OR SERVICES AND PRICES/COSTS	4
ARTICLE B.1. BRIEF DESCRIPTION OF SUPPLIES OR SERVICES	4
ARTICLE B.2. ESTIMATED COST AND FIXED FEE	4
ARTICLE B.3. PROVISIONS APPLICABLE TO DIRECT COSTS	5
ARTICLE B.4. ADVANCE UNDERSTANDINGS	7
SECTION C — DESCRIPTION/SPECIFICATIONS/WORK STATEMENT	8
ARTICLE C.1. STATEMENT OF WORK	8
ARTICLE C.2. REPORTING REQUIREMENTS	8
ARTICLE C.3. INVENTION REPORTING REQUIREMENT	12
SECTION D — PACKAGING, MARKING AND SHIPPING	13
SECTION E — INSPECTION AND ACCEPTANCE	14
SECTION F — DELIVERIES OR PERFORMANCE	15
ARTICLE F.1. DELIVERIES	15
ARTICLE F.2. CLAUSES INCORPORATED BY REFERENCE, FAR 52.252-2 (FEBRUARY 1998)	16
SECTION G — CONTRACT ADMINISTRATION DATA	17
ARTICLE G.1. PROJECT OFFICER	17
ARTICLE G.2. KEY PERSONNEL, HHSAR 352.270-5 (January 2006)	17
ARTICLE G.3. INVOICE SUBMISSION/CONTRACT FINANCING REQUEST AND CONTRACT FINANCIAL REPORT	17
ARTICLE G.4. INDIRECT COST RATES	19
ARTICLE G.5. GOVERNMENT PROPERTY	19
ARTICLE G.6. POST AWARD EVALUATION OF CONTRACTOR PERFORMANCE	20
SECTION H — SPECIAL CONTRACT REQUIREMENTS	21
ARTICLE H.1. HUMAN SUBJECTS	21
ARTICLE H.2. HUMAN MATERIALS	21
ARTICLE H.3. HUMAN MATERIALS (ASSURANCE OF OHRP COMPLIANCE)	21
ARTICLE H.4. CONTINUED BAN ON FUNDING OF HUMAN EMBRYO RESEARCH	21
ARTICLE H.5. NEEDLE EXCHANGE	22
ARTICLE H.6. PRESS RELEASES	22
ARTICLE H.7. ANTI -LOBBYING	22
ARTICLE H.8. OPTION PROVISION	22
ARTICLE H.9. SALARY RATE LIMITATION LEGISLATION PROVISIONS	23
ARTICLE H.10. INFORMATION SECURITY	23
ARTICLE H.11. ELECTRONIC AND INFORMATION TECHNOLOGY ACCESSIBILITY, HHSAR 352.270-19(b) (January 2006)	26
ARTICLE H.12. ENERGY STAR REQUIREMENTS	26
ARTICLE H.13. CONFIDENTIALITY OF INFORMATION	26
ARTICLE H.14. PUBLICATION AND PUBLICITY	26
ARTICLE H.15. REPORTING MATTERS INVOLVING FRAUD, WASTE AND ABUSE	27
ARTICLE H.16. YEAR 2000 COMPLIANCE	27

Contract Number : HHSN272200700060C

ARTICLE H.17. OBTAINING AND DISSEMINATING BIOMEDICAL RESEARCH RESOURCES	27
ARTICLE H.18. SHARING RESEARCH DATA	27
ARTICLE H.19. NIH POLICY ON ENHANCING PUBLIC ACCESS TO ARCHIVED PUBLICATIONS RESULTING FROM NIH-FUNDED RESEARCH	28
PART II — CONTRACT CLAUSES	29
SECTION I — CONTRACT CLAUSES	29
PART III — LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS	38
SECTION J — LIST OF ATTACHMENTS	38
1. Statement of Work	38
2. Invoice/Financing Request and Contract Financial Reporting Instructions for NIH Cost-Reimbursement Type Contracts, NIH(RC)-4	38
3. Safety and Health	38
4. Procurement of Certain Equipment	38
5. Disclosure of Lobbying Activities, SF-LLL	38
6. Government Property — Schedule	38
7. Report of Government Owned, Contractor Held Property	38
8. Commitment To Protect Non-Public Information	38
9. Roster of Employees Requiring Suitability Investigations	38
10. Employee Separation Checklist	38
PART IV — REPRESENTATIONS AND INSTRUCTIONS	39
SECTION K — REPRESENTATIONS AND CERTIFICATIONS	39
1. Annual Representations and Certifications	39

Contract Number : HHSN272200700060C
PART I — THE SCHEDULE
SECTION A — SOLICITATION/CONTRACT FORM
SECTION B — SUPPLIES OR SERVICES AND PRICES/COSTS
ARTICLE B.1. BRIEF DESCRIPTION OF SUPPLIES OR SERVICES
The purpose of this contract is the continuation of an ongoing specimen storage and management program for HIV seropositive and negative specimens received from subjects enrolled in NIAID-sponsored multi-site clinical and epidemiological studies.
ARTICLE B.2. ESTIMATED COST AND FIXED FEE
a.	The estimated cost of the Base Period of this contract is $22,241,552.

b.	The fixed fee for the Base Period of this contract is $1,501,305. The fixed fee shall be paid in installments based on the percentage of completion of work, as determined by the Contracting Officer. Payment shall be subject to the withholding provisions of the clauses ALLOWABLE COST AND PAYMENT and FIXED FEE referenced in the General Clause Listing in Part II, ARTICLE I.1. of this contract. Payment of fixed fee shall not be made in less than monthly increments.

c.	The total estimated amount of the contract, represented by the sum of the estimated cost plus the fixed fee for the Base Period is $23,742,857.

d.	If the Government exercises its option pursuant to the OPTION PROVISION Article in SECTION H of this contract, the Government’s total estimated contract amount represented by the sum of the estimated cost plus the fixed fee will be increased as follows:

			Estimated Cost
	Estimated Cost	Fixed Fee	Plus Fixed Fee
	($)	($)	($)
Base:	$22,241,552	$1,501,305	$23,742,857
Year 1: 9/30/07-9/29/08
Option 1	$545,918	$36,849	$582,767
Option 2	$545,918	$36,849	$582,767
Option 3	$545,918	$36,849	$582,767
Year 2: 9/30/08-9/29/09
Option 4	$475,544	$32,099	$507,644
Option 5	$475,544	$32,099	$507,644
Option 6	$475,544	$32,099	$507,644
Year 3: 9/30/09-9/29/10
Option 7	$403,730	$27,252	$430,982
Option 8	$403,730	$27,252	$430,982
Option 9	$403,730	$27,252	$430,982
Year 4: 9/30/10-9/29/11
Option 10	$328,987	$22,207	$351,194
Option 11	$328,987	$22,207	$351,194
Option 12	$328,987	$22,207	$351,194
Year 5: 9/30/11-9/29/12
Option 13	$251,315	$16,964	$268,279
Option 14	$251,315	$16,964	$268,279
Option 15	$251,315	$16,964	$268,279

Contract Number : HHSN272200700060C

			Estimated Cost
	Estimated Cost	Fixed Fee	Plus Fixed Fee
	($)	($)	($)
Year 6: 9/30/12-9/29/13
Option 16	$170,120	$11,483	$181,603
Option 17	$170,120	$11,483	$181,603
Option 18	$170,120	$11,483	$181,603
Year 7: 9/30/13-9/29/14
Option 19	$86,751	$5,856	$92,607
Option 20	$86,751	$5,856	$92,607
Option 21	$86,751	$5,856	$92,607
Total Amount of Options	$6,787,096	$458,129	$7,245,225
Total Contract Amount including Options	$29,028,648	$1,959,434	$30,988,082
e.	Total funds currently available for payment and allotted to this contract are $3,228,168 of which $3,024,045 represents the estimated costs, and of which $204,123 represents the fixed fee. For further provisions on funding, see the LIMITATION OF FUNDS clause referenced in Part II, ARTICLE I.2. Authorized Substitutions of Clauses.

f.	It is estimated that the amount currently allotted will cover performance of the contract through 09/29/2008.

g.	The Contracting Officer may allot additional funds to the contract without the concurrence of the Contractor.

Future increments to be allotted to this contract are estimated as follows:

			Estimated Cost
Period	Estimated Cost	Fixed Fee	plus Fixed Fee
Year 2: 9/30/08-9/29/09	$2,884,683	$194,716	$3,079,399
Year 3: 9/30/09-9/29/10	$3,026,548	$204,292	$3,230,840
Year 4: 9/30/10-9/29/11	$3,122,963	$210,800	$3,333,763
Year 5: 9/30/11-9/29/12	$3,265,659	$220,432	$3,486,091
Year 6: 9/30/12-9/29/13	$3,375,066	$227,817	$3,602,883
Year 7: 9/30/13-9/29/14	$3,542,588	$239,125	$3,781,713
ARTICLE B.3. PROVISIONS APPLICABLE TO DIRECT COSTS
a.	Items Unallowable Unless Otherwise Provided

Notwithstanding the clauses, ALLOWABLE COST AND PAYMENT, and FIXED FEE, incorporated in this contract, unless authorized in writing by the Contracting Officer, the costs of the following items or activities shall be unallowable as direct costs:
1.	Acquisition, by purchase or lease, of any interest in real property;

2.	Special rearrangement or alteration of facilities;

3.	Purchase or lease of any item of general purpose office furniture or office equipment regardless of dollar value. (General purpose equipment is defined as any items of personal property which are usable for purposes other than research, such as office equipment and furnishings, pocket calculators, etc.);

4.	Travel to attend general scientific meetings;

Contract Number : HHSN272200700060C
5.	Foreign travel — See subparagraph b. below;

6.	Consultant costs;

7.	Subcontracts;

8.	Patient care costs;

9.	Accountable Government property (defined as both real and personal property with an acquisition cost of $1,000 or more and a life expectancy of more than two years) and “sensitive items” (defined and listed in the Contractor’s Guide for Control of Government Property), regardless of acquisition value.

10.	Light Refreshment and Meal Expenditures

Requests to use contract funds to provide light refreshments and/or meals to either federal or nonfederal employees must be submitted to the Project Officer, with a copy to the Contracting Officer, at least six (6) weeks in advance of the event. The request shall contain the following information: (a) name, date, and location of the event at which the light refreshments and/or meals will be provided; (b) a brief description of the purpose of the event; (c) a cost breakdown of the estimated light refreshment and/or meal costs; (d) the number of nonfederal and federal attendees receiving light refreshments and/or meals; and (e) if the event will be held somewhere other than a government facility, provide an explanation of why the event is not being held at a government facility.
Refer to NIH Manual Chapter 1160-1, Entertainment, for more information on NIH’s policy on the use of appropriated funds for light refreshments and meals.
b. Travel Costs
1.	Domestic Travel
a.	Total expenditures for domestic travel (transportation, lodging, subsistence, and incidental expenses) incurred in direct performance of this contract shall not exceed $32,113 without the prior written approval of the Contracting Officer.

b.	The Contractor shall invoice and be reimbursed for all travel costs in accordance with Federal Acquisition Regulations (FAR) 31.2 — Contracts with Commercial Organizations, Subsection 31.205-46, Travel Costs.
2.	Foreign Travel

Requests for foreign travel must be submitted at least six weeks in advance and shall contain the following: (a) meeting(s) and place(s) to be visited, with costs and dates; (b) name(s) and title(s) of Contractor personnel to travel and their functions in the contract project; (c) contract purposes to be served by the travel; (d) how travel of Contractor personnel will benefit and contribute to accomplishing the contract project, or will otherwise justify the expenditure of NIH contract funds; (e) how such advantages justify the costs for travel and absence from the project of more than one person if such are suggested; and (f) what additional functions may be performed by the travelers to accomplish other purposes of the contract and thus further benefit the project.

Contract Number : HHSN272200700060C
ARTICLE B.4. ADVANCE UNDERSTANDINGS
Other provisions of this contract notwithstanding, approval of the following items within the limits set forth is hereby granted without further authorization from the Contracting Officer.
a.	Subcontract

To negotiate a time and materials, cost reimbursement type, subcontract with Information Management Services for IT support for an amount not to exceed $630,459 for the period September 30, 2007 through September 29, 2014. Award of the subcontract shall not proceed without the prior written consent of the Contracting Officer upon review of the supporting documentation as required by the Subcontracts clause of the General Clauses incorporated in this contract. After written consent of the subcontract by the Contracting Officer, a copy of the signed, approved subcontract shall be provided to the Contracting Officer.

b.	Invoices — Cost and Personnel Reporting, and Variances from the Negotiated Budget
1.	The Contractor agrees to provide a detailed breakdown on invoices of the following cost categories:
a.	Direct Labor — List individuals by name, title/position, level of effort, and amount claimed.

b.	Overhead — Cite rate and amount

c.	Materials & Supplies

d.	Travel — Identify travelers, dates, destination, purpose of trip, and amount. Cite COA, if appropriate. List separately, domestic travel, general scientific meeting travel, and foreign travel.

e.	Other Direct Costs — Include detailed breakdown when total amount is over $1,000.

f.	Subcontracts — Attach subcontractor invoice(s).

g.	Equipment — Cite authorization and amount.

h.	G&A — Cite rate and amount.

i.	Total Cost

j.	Fixed Fee

k.	Total CPFF
2.	Monthly invoices must include the cumulative total expenses to date, adjusted (as applicable) to show any amounts suspended by the Government.

3.	The Contractor agrees to immediately notify the Contracting Officer in writing if there is an anticipated overrun (any amount) or unexpended balance (greater than 10 percent) of the amount allotted to the contract, and the reasons for the variance. Also refer to the requirements of the Limitation of Funds and Limitation of Cost Clauses in the contract.
c.	Contract Number Designation

On all correspondence submitted under this contract, the Contractor agrees to clearly identify the two contract numbers that appear on the face page of the contract as follows:
HHS Contract No. HHSN272200700060C

NIAID Contract No. N01-AI-70060

Contract Number : HHSN272200700060C
SECTION C — DESCRIPTION/SPECIFICATIONS/WORK STATEMENT
ARTICLE C.1. STATEMENT OF WORK
a.	Independently and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government as needed to perform the Work Statement, dated September 30, 2007, set forth in SECTION J-List of Attachments, attached hereto and made a part of this contract.
ARTICLE C.2. REPORTING REQUIREMENTS
The Contractor shall provide the reports and deliverables specified below. All reports required herein shall be submitted in electronic format (or hard copy form when not possible) as PC-formatted computer files in Microsoft Word and Microsoft Excel and/or searchable PDF format. Electronic versions shall be sent on CD or more current electronic data storage medium, by U.S. mail or courier service. All reports shall be archived on CD or other appropriate media for provision to the NIAID Project Officer at the expiration of the contract.
1.	Quarterly Progress Report

The Contractor shall submit copies of Quarterly Progress Reports on/before the 15th of the month following the end of each quarter. The first quarter of the contract should include the first three months of performance and any fraction of the first month in which the contract began. A Quarterly Progress Report shall not be required when providing an Annual or the Final Report. Each Quarterly Progress Report shall consist of:
A. A cover page containing:
1)	Contract number and project title

2)	Period of performance being reported upon

3)	Type of report

4)	Contractor’s name and address

5)	Author(s)

6)	Date of submission
B. An introduction, covering the purpose and scope of the contract effort pertaining to the period of the report.
1) Summaries or charts/graphs/tables of activities for the quarter being reported upon, as specified in the Statement of Work. Incoming and Outgoing shipment information and activities shall be included as follows:
a) Summary tables and/or graphs for activities relating to shipments received, including (refer to Statement of Work, Paragraph B.2.):
1. total number of shipments received across the Study Groups and within each Study Group by Site;
2. specimens received versus added to inventory by Study Group and material type and by Site within each Study Group;
3. summary of types and quantities of discrepancies by Study Group and by Site within each Study Group;
4. turnaround times for commitment of specimen batches including NSR discrepancy reporting and Site corrective action timelines;

Contract Number : HHSN272200700060C
5. special issues noted regarding receipt and commitment of specimen shipments such as shipment condition, discrepancies encountered or turnaround time issues, and/or others as identified; and
6. other information and activities as may be required by the NIAID Project Officer or the Contractor.
b) Summary tables, and/or graphs for activities relating to outgoing shipment tasks, including (refer to Statement of Work, Paragraph B.3.):
1. number and material type(s) of shipments received by Sites within each Study Groups and by non-Sites;
2. number of shipments requiring tasks performed on specimens such as aliquoting or blinding by Study Group or collaborators;
3. turnaround times for shipment of outgoing specimens including types of discrepancies found by material type and Study Group as well as corrective action reporting by Sites and/or GSMs; and
4. other information as may be required by the NIAID Project Officer.
2) Health and Safety of Personnel (refer to Statement of Work, Paragraph B.4.)
a) Summary of employees’ training records; and
b) Summary of documented safety issues.
3) Storage Facilities and Equipment (refer to Statement of Work, Paragraph C.)
a) Freezer inventory including any retirement activity and/or new purchases;
b) Rate and number of freezers being filled, depleted, and/or re-organized (to include freezer identification information);
c) Summary of maintenance reports for freezers, other equipment, and facilities to include out-of-range findings and corrective actions; and
d) Summary of inspections to include problems encountered and corrective actions taken.
4) Shipping Materials, Technical Assistance, and Site Training (refer to Statement of Work, Paragraphs D.1. and D.2.)
a) Table of shipping materials sent to Sites and non-Sites including quantity and dates;
b) Summary of retirement or purchases of shippers or shipping materials along with current list of inventory of shippers and associated materials;
c) Summary of any revised SOPs, NSR policies, guidelines, and/or reference materials;
d) Summary of site-specific issues and resolutions via NSR technical support, such as use of the SIDMS, shipping materials, and incoming and outgoing specimen shipments;
e) Summary of NSR training activities and/or meetings attended for Study Groups, Sites, GSMs or others; and
f) Upon request of the NIAID Project Officer, a summary of findings from questionnaires to Sites regarding NSR services.
5) Communications with the NIAID Project Officer (refer to Statement of Work, Paragraph D.3.)

Contract Number : HHSN272200700060C
a) Tracking table containing conference call issues, resolutions, and/or action items by conference call date;
b) Summary of work projected for next quarter; and
c) Summary of semi-annual meetings with the NIAID Project Officer.
6) Quality Control/Quality Assurance (refer to Statement of Work, Paragraph E.)
a) Summary of Quality Control test outcomes performed on specimen shippers;
b) Summary of operational Quality Assurance test outcomes performed on freezers, other equipment or facilities;
c) Summary of quarterly key indicator trends including corrective actions taken for any out-of-specifications, errors, or non-conformances as well as plans for reducing or maintaining the lower acceptable limit of specifications;
d) Corrective action reports generated for Study Groups and/or GSMs;
e) Summary of planned studies, interim results and/or status of ongoing studies, and/or completed study results from specimen integrity evaluations; and
f) External audit reports and responses.
7) Computerized Software (refer to Statement of Work, Paragraph F).
a) Summary of NSR website updates and/or postings
b) Summary of data management activities, including issues and solutions related to computer hardware and software; and
c) Other information as required by the NIAID Project or Contracting Officers.
C. A Personnel Report, which shall include name, title, percent effort and responsibility of key personnel, technicians, data entry operators, administrative and financial personnel working on the contract as well as subcontractors and/or consultants. For each individual provide a brief summary of tasks performed during the quarter.
D. Scientific Activities. This shall include any research not included in B.2. below; a list of scientific meetings and conferences attended; a list of manuscripts published, submitted or in preparation; and a list of abstracts submitted for presentation or in preparation.
2. Interim Report
A. Upon request of the NIAID Project Officer, and within five business days of such a request, the Contractor shall provide an Interim Report encompassing 1-4 weeks of recent NSR activities including:
1) The specific work accomplished and in progress;
2) A summary of all incoming and outgoing shipping activity;
3) A description of any technical or performance problems encountered and corrective actions planned or taken;
4) The estimated time taken to complete the work described; and
5) Selected other items as required by the NIAID Project Officer.
B. The Contractor shall submit written or electronic reports of all research and development studies performed as specified in paragraph E of the Statement of Work as follows:
1) Within 10 working days following completion of data analysis, study results shall be reported to the NIAID Project Officer and relevant Study Group(s) as specified by the NIAID Project Officer.

Contract Number : HHSN272200700060C
2) Within 3 months of study completion, the Contractor shall provide to the NIAID Project Officer materials to support preparation of scientific manuscripts for publication in peer reviewed journals. In cases where the Contractor drafts a publication, prior to a publication submission, all manuscripts shall be provided in hard copy or electronic copy to the NIAID Project Officer and others for review and approval, as specified by the NIAID Project Officer.
3.	Annual Progress Report

Annual Reports shall include the fourth Quarterly Progress Report and an Annual Table of Contents referring to previous Quarterly Progress Reports. Annual Reports shall be provided on or before the 30th of the month after each anniversary date of the contract. An Annual Report is not required for the period when the Final Report is due.

4.	Final Progress Report and Summary of Salient Results

The Final Report shall cover the entire contract performance period and be in sufficient detail to explain comprehensively the accomplished tasks, a brief description of any unfinished projects, and a status report on transition or shut down activities. In addition, the Contractor shall provide a 200 word minimum “Summary of Salient Results” detailing the important accomplishments from the contract during the performance of the contract. A draft of the Final Report shall be submitted for review by the NIAID Project Officer 30 days prior to the completion of the contract. The Final Report shall be submitted prior to, or at the completion of the contract.
a. Other Reports/Deliverables
1. Source Code and Object Code
Unless otherwise specified herein, the Contractor shall deliver to the Government, upon the expiration date of the contract, all source code and object code developed, modified, and/or enhanced under this contract.
2. Manual of complete NSR SOPs (existing and in draft) subject to the NIAID Project Officer approval for all aspects of the Statement of Work within 20 business days of award date.
3. Draft User Manual for Sites and GSMs to include NSR policies, guidelines, and reference materials as noted in the Statement of Work within 20 business days of award date.
4. Draft implementation plan for the comprehensive Quality Assurance Program for the NSR, including key indicators and a Site/GSM questionnaire for feedback on provided services within 25 business days of the award date.
5. Outline of proposed experiments for specimen integrity studies within 45 business days of award date.
6. Initial Transition Plan within 10 business days of the start of the contract, that includes draft NSR SOPs, describing NSR operational procedures and policies/guidelines, including quality assurance measures for the safe and orderly relocation of all NSR-related materials from the current Contractor, as outlined in paragraph A. of the Statement of Work. This plan shall include staffing requirements and a description of work during the transition.
7. Draft plan for the secure transfer, maintenance, and upgrade of data, hardware, and software within 10 business days of the start of the contract. Draft plan for the Information Technology report and InfoSec study within 60 business days of the start of the contract. Refer to Scope of Work requirements, Section F.3 through F.9.
8. Eight months prior to the expiration date of the contract, the Contractor shall provide a draft Final Transition Plan which describes proposed procedures for an orderly transition to a subsequent Contractor or the NIAID and estimated cost as outlined in paragraph H.1 of the Statement of Work.

Contract Number : HHSN272200700060C
9. A Final Transition Plan shall be provided six months prior to the completion date of the contract.
10. Contract Completion: The Contractor, subject to NIAID Project Officer approval, shall deliver to the NIAID or its designee, by the completion date of this contract, freezers and specimens, inventory and software systems, including software programs, labeled and inventoried paper files, and Government-Furnished Property (GFP), as outlined in paragraph H. of the Statement of Work.
ARTICLE C.3. INVENTION REPORTING REQUIREMENT
All reports and documentation required by FAR Clause 52.227-11 including, but not limited to, the invention disclosure report, the confirmatory license, and the Government support certification, shall be directed to the Extramural Inventions and Technology Resources Branch, OPERA, NIH, 6705 Rockledge Drive, Room 1040-A, MSC 7980, Bethesda, Maryland 20892-7980 (Telephone: 301-435-1986). In addition, one copy of an annual utilization report, and a copy of the final invention statement, shall be submitted to the Contracting Officer. The final invention statement (see FAR 27.303(a)(2)(ii)) shall be submitted to the Contracting Officer on the expiration date of the contract.
The annual utilization report shall be submitted in accordance with the DELIVERIES Article in SECTION F of this contract. The final invention statement (see FAR 27.303(a)(2)(ii)) shall be submitted on the completion date of the contract. All reports shall be sent to the following address:
Contracting Officer
Office of Acquisitions, DEA
National Institute of Allergy and Infectious Diseases, NIH
6700B Rockledge Drive, Room 3214, MSC 7612
Bethesda, MD 20892-7612
If no invention is disclosed or no activity has occurred on a previously disclosed invention during the applicable reporting period, a negative report shall be submitted to the Contracting Officer at the address listed above. To assist contractors in complying with invention reporting requirements of the clause, the NIH has developed “Interagency Edison,” an electronic invention reporting system. Use of Interagency Edison is encouraged as it streamlines the reporting process and greatly reduces paperwork. Access to the system is through a secure interactive Web site to ensure that all information submitted is protected. Interagency Edison and information relating to the capabilities of the system can be obtained from the Web (http://www.iedison.gov), or by contacting the Extramural Inventions and Technology Resources Branch, OPERA, NIH.

Contract Number : HHSN272200700060C
SECTION D — PACKAGING, MARKING AND SHIPPING
All deliverables required under this contract shall be packaged, marked and shipped in accordance with Government specifications. At a minimum, all deliverables shall be marked with the contract number and Contractor name. The Contractor shall guarantee that all required materials shall be delivered in immediate usable and acceptable condition.

Contract Number : HHSN272200700060C
SECTION E — INSPECTION AND ACCEPTANCE
a.	The Contracting Officer or the duly authorized representative will perform inspection and acceptance of materials and services to be provided.

b.	For the purpose of this SECTION, the Project Officer designated in ARTICLE G.1. is the authorized representative of the Contracting Officer.

c.	Inspection and acceptance will be performed at: see address listed in the Clause entitled Project Officer in Section G.

d.	This contract incorporates the following clause by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available.

FAR Clause 52.246-9, Inspection of Research and Development (Short Form) (April 1984).

Contract Number : HHSN272200700060C
SECTION F — DELIVERIES OR PERFORMANCE
ARTICLE F.1. DELIVERIES
Satisfactory performance of the final contract shall be deemed to occur upon performance of the work described in the Statement of Work Article in SECTION C of this contract and upon delivery and acceptance by the Contracting Officer, or the duly authorized representative, of the following items in accordance with the stated delivery schedule:
a.	The items specified below as described in the REPORTING REQUIREMENTS Article in SECTION C of this contract. will be required to be delivered F.o.b. Destination as set forth in FAR 52.247-35, F.o.b. DESTINATION, WITHIN CONSIGNEES PREMISES (APRIL 1984), and in accordance with and by the date(s) specified below [and any specifications stated in SECTION D, PACKAGING, MARKING AND SHIPPING, of this contract:

Item	Description	Quantity	Delivery Schedule
(1)	Quarterly Progress Report	Original — Contracting Officer (CO) 1- Copy to the Project Officer (PO)	Due on/ before the 15th of the month following each quarterly reporting period. Not due when Annual or Final Reports are due.

(2)	Interim Report	1 — Original — CO 1 — Copy — PO	Due within 5 days of request.

(3)	Annual Progress Report	1 — Original — CO 1 — Copy — PO	Due on/before the 30th of the month after each Anniversary date of the contract. Not due when the Final Report is due.

(4)	Final Progress Report and Summary of Salient Results	1 — Original — CO 1 — Copy — PO	On/before the completion date of the contract. A draft of the final Progress Report shall be provided 30 days prior to the final for PO review and revision.

(5)	Source Code and Object Code	To be determined	On/before the completion date of the contract.

(6)	Manual of complete NSR SOPs	1 — Copy — PO	Within 20 business days after award of contract.

(7)	Draft User Manual for Sites and GSMs	1 — Copy — PO	Within 20 business days after award of contract.

(8)	Draft implementation plan	1 — Copy — PO	Within 25 business days after award of contract.

(9)	Outline of proposed experiments for specimen integrity studies	1 — Copy — PO	Within 45 business days after award of contract.

(10)	Draft Final Transition Plan	1 — Original — CO 1 — Copy — PO	Eight (8) months before contract expiration date.

(11)	Final Transition Plan	1 — Original — CO 1 — Copy — PO	Six (6) months before contract expiration date.

(12)	Freezers and specimens, inventory and software systems, including software programs, labeled and inventoried paper files, and Government-Furnished Property (GFP)	As designated	At contract expiration date.

Contract Number : HHSN272200700060C
b. The above items shall be addressed and delivered to:

Addressee	Deliverable Item No	Quantity
Project Officer:	1-5; 5-11	1 copy
PetrakoE@niaid.nih.gov

National Institute of Allergy and Infectious Diseases

Treatment Research Program, DAIDS

6700-B Rockledge Drive, Room 5206, MSC 7624

Bethesda, MD 20892-7624

Contracting Officer	1-4; 10-11	1 Orginal

Office of Acquisition, DEA

National Institute of Allergy and Infectious Diseases

6700B Rockledge Drive, Room 3214, MSC 7612

Bethesda, MD 20892-7612
ARTICLE F.2. CLAUSES INCORPORATED BY REFERENCE, FAR 52.252-2 (FEBRUARY 1998)
This contract incorporates the following clause(s) by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available. Also, the full text of a clause may be accessed electronically at this address: http://www.acquisition.gov/comp/far/index.html
FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSE:
52.242-15, Stop Work Order (August 1989) with Alternate I (April 1984).

Contract Number : HHSN272200700060C
SECTION G — CONTRACT ADMINISTRATION DATA
ARTICLE G.1. PROJECT OFFICER
The following Project Officer will represent the Government for the purpose of this contract:
Eva Petrakova, Ph.D.
DDCSB, TRP
DAIDS, NIAID, NIH, DHHS
6700B Rockledge Drive, Room 5208, MSC 7624
Bethesda, Maryland 20892-7624
Telephone: (301) 496-3771
Email: PetrakoE@niaid.nih.gov
The Project Officer is responsible for: (1) monitoring the Contractor’s technical progress, including the surveillance and assessment of performance and recommending to the Contracting Officer changes in requirements; (2) interpreting the statement of work and any other technical performance requirements; (3) performing technical evaluation as required; (4) performing technical inspections and acceptances required by this contract; and (5) assisting in the resolution of technical problems encountered during performance.
The Contracting Officer is the only person with authority to act as agent of the Government under this contract. Only the Contracting Officer has authority to: (1) direct or negotiate any changes in the statement of work; (2) modify or extend the period of performance; (3) change the delivery schedule; (4) authorize reimbursement to the Contractor for any costs incurred during the performance of this contract; or (5) otherwise change any terms and conditions of this contract.
The Government may unilaterally change its Project Officer designation.
ARTICLE G.2. KEY PERSONNEL, HHSAR 352.270-5 (January 2006)
The key personnel specified in this contract are considered to be essential to work performance. At least 30 days prior to diverting any of the specified individuals to other programs or contracts (or as soon as possible, if an individual must be replaced, for example, as a result of leaving the employ of the Contractor), the Contractor shall notify the Contracting Officer and shall submit comprehensive justification for the diversion or replacement request (including proposed substitutions for key personnel) to permit evaluation by the Government of the impact on performance under this contract. The Contractor shall not divert or otherwise replace any key personnel without the written consent of the Contracting Officer. The Government may modify the contract to add or delete key personnel at the request of the Contractor or Government.
(End of Clause)
The following individual(s) is/are considered to be essential to the work being performed hereunder:

Name	Title
Dr. Mark Manak	Principal Investigator
ARTICLE G.3. INVOICE SUBMISSION/CONTRACT FINANCING REQUEST AND CONTRACT FINANCIAL REPORT
a.	Invoice/Financing Request Instructions and Contract Financial Reporting for NIH Cost-Reimbursement Type Contracts NIH(RC)-4 are attached and made part of this contract. The Contractor shall follow the attached instructions and submission procedures specified below to meet the requirements of a “proper invoice” pursuant to FAR Subpart 32.9, Prompt Payment.

Contract Number : HHSN272200700060C
1.	Payment requests shall be submitted as follows:
a.	One original to the following designated billing office:
National Institutes of Health
Office of Financial Management
Commercial Accounts
2115 East Jefferson Street, Room 4B-432, MSC 8500
Bethesda, MD 20892-8500

b.	An electronic copy to the Contracting Officer, transmitted as an attachment via email to the NIAID OA central invoice email address listed below. The subject line of the email must include the following information: Name of Contractor, Contract Number, and Invoice Number. Only one invoice should be submitted per email. The invoice should be in Adobe PDF format, though an MS Word or MS Excel compatible format will also be considered acceptable. NOTE: The original payment request must still be submitted in hard copy and mailed to the designated billing office to meet the requirements of a “proper invoice.”
NIAID OA central invoice email address: NIAIDOAInvoices@niaid.nih.gov
2.	In addition to the requirements specified in FAR Subpart 32.9 for a proper invoice, the Contractor shall include the following information on all payment requests:
a.	Name of the Office of Acquisitions. The Office of Acquisitions for this contract is National Institute of Allergy and Infectious Diseases.

b.	Central Point of Distribution. For the purpose of this contract, the Central Point of Distribution is NIAIDOAInvoices@niaid.nih.gov.

c.	Vendor Identification Number. #1107053.

d.	DUNS number or DUNS+4 that identifies the Contractor’s name and address exactly as stated on the face page of the contract.

e.	Identification of whether payment is to be made using a two-way or three-way match. This contract requires a Two-Way match.

f.	Unique Invoice Number. Each payment request shall be identified by a unique invoice number, which can only be used one time regardless of the number of contracts or orders held by any organization (or business unit identified by a separate DUNS or DUNS+4 number). The NIH does not prescribe a particular number format. The only parameters for the invoice number are that it must be limited to 30 characters. There are no restrictions on the use of special characters, such as colons, dashes, forward slashes, or parentheses. Payment requests with duplicate invoice numbers will be considered improper and returned to the Contractor.
b.	Inquiries regarding payment of invoices shall be directed to the designated billing office, (301) — 496-6088.

c.	The Contractor shall include the following certification on every invoice for reimbursable costs incurred with Fiscal Year funds subject to the SALARY RATE LIMITATION LEGISLATION PROVISIONS Article in SECTION H of this contract. For billing purposes, certified invoices are required for the billing period during which the applicable Fiscal Year funds were initially charged through the final billing period utilizing the applicable Fiscal Year funds:
“I hereby certify that the salaries charged in this invoice are in compliance with P.L. 110-005 and the SALARY RATE LIMITATION LEGISLATION PROVISIONS Article in SECTION H of the above referenced contract.” .

Contract Number : HHSN272200700060C
ARTICLE G.4. INDIRECT COST RATES
In accordance with Federal Acquisition Regulation (FAR) (48 CFR Chapter 1) Clause 52.216-7 (d)(2), Allowable Cost and Payment incorporated by reference in this contract in PART II, SECTION I, the cognizant Contracting Officer representative responsible for negotiating provisional and/or final indirect cost rates is identified as follows:
Director, Division of Financial Advisory Services
Office of Acquisition Management and Policy
National Institutes of Health
6100 Building, Room 6B05
6100 EXECUTIVE BLVD MSC-7540
BETHESDA MD 20892-7540
These rates are hereby incorporated without further action of the Contracting Officer.
ARTICLE G.5. GOVERNMENT PROPERTY
a.	In addition to the requirements of the clause, GOVERNMENT PROPERTY, incorporated in SECTION I of this contract, the Contractor shall comply with the provisions of HHS Publication, “Contractor’s Guide for Control of Government Property,” which is incorporated into this contract by reference. This document can be accessed at: http://www.knownet.hhs.gov/log/AgencyPolicy/HHSLogPolicy/contractorsguide.htm.

Among other issues, this publication provides a summary of the Contractor’s responsibilities regarding purchasing authorizations and inventory and reporting requirements under the contract. A copy of this publication is available upon request to the Contracts Property Administrator.

Requests for information regarding property under this contract should be directed to the following office:
Division of Personal Property Services, NIH
6011 Building, Suite 637
6011 EXECUTIVE BLVD MSC 7670
BETHESDA MD 20892-7670
(301) 496-6466
b.	Notwithstanding the provisions outlined in the HHS Publication, “Contractor’s Guide for Control of Government Property,” which is incorporated in this contract in paragraph a. above, the Contractor shall use the form entitled, “Report of Government Owned, Contractor Held Property” for performing annual inventories required under this contract. This form is included as an attachment in SECTION J of this contract.
c.	Contractor-Acquired Government Property — Schedule I-A
Pursuant to the clause, GOVERNMENT PROPERTY, incorporated in this contract, the Contractor is hereby authorized to acquire the property listed in the attached Schedule I-A for use in direct performance of the contract.

d.	Property Acquired Under Predecessor Contract — Schedule II-A

Pursuant to the clause, GOVERNMENT PROPERTY, incorporated in this contract, the Contractor is hereby authorized to retain custody of all Government Property acquired or furnished under predecessor Contract No. N01-AI-95381 for use in direct performance of this contract. Accountability for the items is hereby authorized to be transferred to this contract from the predecessor contract. Upon completion of each contract, the Contractor agrees to furnish to the Contracting Officer, without delay, the inventory schedule covering all Government Property furnished or acquired for use in the performance of the predecessor contract as provided by the clause, GOVERNMENT PROPERTY, of that contract and the instructions contained in HHS Publication entitled, “Contractor’s Guide for Control of Government Property.”

     Contract Number : HHSN272200700060C
ARTICLE G.6. POST AWARD EVALUATION OF CONTRACTOR PERFORMANCE
a.	Contractor Performance Evaluations

Interim and final evaluations of Contractor performance will be prepared on this contract in accordance with FAR 42.15. The final performance evaluation will be prepared at the time of completion of work. In addition to the final evaluation, interim evaluation(s) shall be submitted biannually.

Interim and final evaluations will be provided to the Contractor as soon as practicable after completion of the evaluation. The Contractor will be permitted thirty days to review the document and to submit additional information or a rebutting statement. If agreement cannot be reached between the parties, the matter will be referred to an individual one level above the Contracting Officer, whose decision will be final.

Copies of the evaluations, Contractor responses, and review comments, if any, will be retained as part of the contract file, and may be used to support future award decisions.

b.	Electronic Access to Contractor Performance Evaluations

Contractors that have Internet capability may access evaluations through a secure Web site for review and comment by completing the registration form that can be obtained at the following address: http://oamp.od.nih.gov/OD/CPS/cps.asp

The registration process requires the Contractor to identify an individual that will serve as a primary contact and who will be authorized access to the evaluation for review and comment. In addition, the Contractor will be required to identify an alternate contact who will be responsible for notifying the cognizant contracting official in the event the primary contact is unavailable to process the evaluation within the required 30-day time frame.

Contract Number : HHSN272200700060C
SECTION H — SPECIAL CONTRACT REQUIREMENTS
ARTICLE H.1. HUMAN SUBJECTS
It is hereby understood and agreed that research involving human subjects shall not be conducted under this contract, and that no material developed, modified, or delivered by or to the Government under this contract, or any subsequent modification of such material, will be used by the Contractor or made available by the Contractor for use by anyone other than the Government, for experimental or therapeutic use involving humans without the prior written approval of the Contracting Officer.
ARTICLE H.2. HUMAN MATERIALS
The acquisition and supply of all human specimen material (including fetal material) used under this contract shall be obtained by the Contractor in full compliance with applicable State and Local laws and the provisions of the Uniform Anatomical Gift Act in the United States, and no undue inducements, monetary or otherwise, will be offered to any person to influence their donation of human material.
ARTICLE H.3. HUMAN MATERIALS (ASSURANCE OF OHRP COMPLIANCE)
The acquisition and supply of all human specimen material (including fetal material) used under this contract shall be obtained by the Contractor in full compliance with applicable State and Local laws and the provisions of the Uniform Anatomical Gift Act in the United States, and no undue inducements, monetary or otherwise, will be offered to any person to influence their donation of human material.
The Contractor shall provide written documentation that all human materials obtained as a result of research involving human subjects conducted under this contract, by collaborating sites, or by subcontractors identified under this contract, were obtained with prior approval by the Office for Human Research Protections (OHRP) of an Assurance to comply with the requirements of 45 CFR 46 to protect human research subjects. This restriction applies to all collaborating sites without OHRP-approved Assurances, whether domestic or foreign, and compliance must be ensured by the Contractor.
Provision by the Contractor to the Contracting Officer of a properly completed “Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption”, Form OMB No. 0990-0263(formerly Optional Form 310), certifying IRB review and approval of the protocol from which the human materials were obtained constitutes the written documentation required. The human subject certification can be met by submission of a self designated form, provided that it contains the information required by the “Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption”, Form OMB No. 0990-0263(formerly Optional Form 310).
ARTICLE H.4. CONTINUED BAN ON FUNDING OF HUMAN EMBRYO RESEARCH
a.	Pursuant to Public Law(s) cited in paragraph b., below, NIH is prohibited from using appropriated funds to support human embryo research. Contract funds may not be used for (1) the creation of a human embryo or embryos for research purposes; or (2) research in which a human embryo or embryos are destroyed, discarded, or knowingly subjected to risk of injury or death greater than that allowed for research on fetuses in utero under 45 CFR 46.204(b) and Section 498(b) of the Public Health Service Act (42 U.S.C. 289g(b)). The term “human embryo or embryos” includes any organism, not protected as a human subject under 45 CFR 46 as of the date of the enactment of this Act, that is derived by fertilization, parthenogenesis, cloning, or any other means from one or more human gametes or human diploid cells.

Additionally, in accordance with a March 4, 1997 Presidential Memorandum, Federal funds may not be used for cloning of human beings

b.

Public Law and Section No.	Fiscal Year	Period Covered
P.L. 110-005*	2007	(10/1/2006 — 9/30/2007)

*	Public Law 110-005, Revised Continuing Appropriations Resolution, 2007, extends the legislative provisions provided in the FY 2006 Appropriations Act (Public Law 109-149) through the end of FY 2007.

Contract Number : HHSN272200700060C
ARTICLE H.5. NEEDLE EXCHANGE
     a. Pursuant to Public Law(s) cited in paragraph b., below, contract funds shall not be used to carry out any program of distributing sterile needles or syringes for the hypodermic injection of any illegal drug.
   b.

Public Law and Section No.	Fiscal Year	Period Covered
P.L. 110-005*	2007	(10/1/2006 — 9/30/2007)

*	Public Law 110-005, Revised Continuing Appropriations Resolution, 2007, extends the legislative provisions provided in the FY 2006 Appropriations Act (Public Law 109-149) through the end of FY 2007.
ARTICLE H.6. PRESS RELEASES
a.	Pursuant to Public Law(s) cited in paragraph b., below, the contractor shall clearly state, when issuing statements, press releases, requests for proposals, bid solicitations and other documents describing projects or programs funded in whole or in part with Federal money: (1) the percentage of the total costs of the program or project which will be financed with Federal money; (2) the dollar amount of Federal funds for the project or program; and (3) the percentage and dollar amount of the total costs of the project or program that will be financed by nongovernmental sources.

b.

Public Law and Section No.	Fiscal Year	Period Covered
P.L. 110-005*	2007	(10/1/2006 — 9/30/2007)

*	Public Law 110-005, Revised Continuing Appropriations Resolution, 2007, extends the legislative provisions provided in the FY 2006 Appropriations Act (Public Law 109-149) through the end of FY 2007.
ARTICLE H.7. ANTI -LOBBYING
a.	Pursuant to Public Law(s) cited in paragraph c., below, contract funds shall only be used for normal and recognized executive-legislative relationships. Contract funds shall not be used, for publicity or propaganda purposes; or for the preparation, distribution, or use of any kit, pamphlet, booklet, publication, radio, television, or video presentation designed to support or defeat legislation pending before the Congress or any State legislature, except in presentation to the Congress or any State legislature itself.

b.	Contract funds shall not be used to pay salary or expenses of the contractor or any agent acting for the contractor, related to any activity designed to influence legislation or appropriations pending before the Congress or any State legislature.

c.

Public Law and Section No.	Fiscal Year	Period Covered
P.L. 110-005*	2007	(10/1/2006 — 9/30/2007)
P.L. 110-005* 2007 (10/1/2006-9/30/2007)*Public Law 110-005, Revised Continuing Appropriations Resolution, 2007, extends the legislative provisions provided in the FY 2006 Appropriations Act (Public Law 109-149) through the end of FY 2007.
ARTICLE H.8. OPTION PROVISION
Unless the Government exercises its option pursuant to the Option Clause set forth in ARTICLE I.3., the contract will consist only of the Base Period of the Statement of Work as defined in Sections C and F of the contract. Pursuant to FAR Clause 52.217-6, Option for Increased Quantity set forth in ARTICLE I.3. of this contract, the Government may, by unilateral contract modification, require the Contractor to perform additional options set forth in the Statement of

Contract Number : HHSN272200700060C
Work and also defined in Sections C and F of the contract. If the Government exercises this option, notice must be given at least 60 days prior to the expiration date of this contract, and the estimated cost plus fixed fee]of the contract will be increased as set forth in the ESTIMATED COST PLUS FIXED FEE Article in SECTION B of this contract.
ARTICLE H.9. SALARY RATE LIMITATION LEGISLATION PROVISIONS
a.	Pursuant to the P.L.(s) cited in paragraph b., below, no NIH Fiscal Year funds may be used to pay the direct salary of an individual through this contract at a rate in excess of the applicable amount shown or the applicable Executive Level for the fiscal year covered. Direct salary is exclusive of fringe benefits, overhead and general and administrative expenses (also referred to as “indirect costs” or “facilities and administrative (F&A) costs”). Direct salary has the same meaning as the term “institutional base salary.” An individual’s direct salary (or institutional base salary) is the annual compensation that the contractor pays for an individual’s appointment whether that individual’s time is spent on research, teaching, patient care or other activities. Direct salary (or institutional base salary) excludes any income that an individual may be permitted to earn outside of duties to the contractor. The annual salary rate limitation also applies to individuals proposed under subcontracts. It does not apply to fees paid to consultants. If this is a multiple year contract, it may be subject to unilateral modifications by the Government if an individual’s salary rate used to establish contract funding exceeds any salary rate limitation subsequently established in future HHS appropriation acts.

b.

		Dollar Amount of
Public Law and Section No.	Fiscal Year	Salary Limitation
P.L. 110-005*	2007	Executive Level I

*	Public Law 110-005, Revised Continuing Appropriations Resolution, 2007, extends the legislative provisions provided in the FY 2006 Appropriations Act (Public Law 109-149) through the end of FY 2007. Therefore, the provision that restricts the amount of direct salary to Executive Level I of the Federal Executive Pay Scale continues through FY 2007. The Executive Level I annual salary rate was $183,500 for the period January 1 through December 31, 2006. Effective January 1, 2007, the Executive Level I salary rate increased to $186,600.
c.	Payment of direct salaries is limited to the Executive Level I rate which was in effect on the date(s) the was incurred.
ARTICLE H.10. INFORMATION SECURITY
The Statement of Work (SOW) requires the contractor to (1) develop, (2) have the ability to access, or (3) host and/or maintain a Federal information system(s). Pursuant to Federal and HHS Information Security Program Policies, the contractor and any subcontractor performing under this contract shall comply with the following requirements: Federal Information Security Management Act of 2002 (FISMA), Title III, E-Government Act of 2002, Pub. L. No. 107-347 (Dec. 17, 2002); http://csrc.nist.gov/policies/FISMA-final.pdf
a.	Information Type
☑ Administrative, Management and Support Information
☐ Mission Based Information
b.	Security Categories and Levels

Confidentiality Level:	☑ Low ☐ Moderate ☐ High
Integrity Level:	☑ Low ☐ Moderate ☐ High
Availability Level:	☑ Low ☐ Moderate ☐ High

Overall Level:	☑ Low ☐ Moderate ☐ High
c.	Position Sensitivity Designations

Contract Number : HHSN272200700060C
1.	The following position sensitivity designations and associated clearance and investigation requirements apply under this contract.

☐ Level 6: Public Trust — High Risk (Requires Suitability Determination with a BI). Contractor employees assigned to a Level 6 position are subject to a Background Investigation (BI)

☐ Level 5: Public Trust — Moderate Risk (Requires Suitability Determination with NACIC, MBI or LBI). Contractor employees assigned to a Level 5 position with no previous investigation and approval shall undergo a National Agency Check and Inquiry Investigation plus a Credit Check (NACIC), a Minimum Background Investigation (MBI), or a Limited Background Investigation (LBI).

☑ Level 1: Non Sensitive (Requires Suitability Determination with an NACI). Contractor employees assigned to a Level 1 position are subject to a National Agency Check and Inquiry Investigation (NACI).

2.	The contractor shall submit a roster, by name, position, e-mail address, phone number and responsibility, of all staff (including subcontractor staff) working under the contract who will develop, have the ability to access, or host and/or maintain a Federal information system(s). The roster shall be submitted to the Project Officer, with a copy to the Contracting Officer, within 14 calendar days of the effective date of the contract. Any revisions to the roster as a result of staffing changes shall be submitted within 15 calendar days of the change. The Contracting Officer shall notify the contractor of the appropriate level of suitability investigations to be performed. An electronic template, “Roster of Employees Requiring Suitability Investigations,” is available for contractor use at: http://ais.nci.nih.gov/forms/Suitability-roster.xls.

Upon receipt of the Government’s notification of applicable Suitability Investigations required, the contractor shall complete and submit the required forms within 30 days of the notification. Additional submission instructions can be found at the “NCI Information Technology Security Policies, Background Investigation Process” website: http://ais.nci.nih.gov.

Contractor/subcontractor employees who have met investigative requirements within the past five years may only require an updated or upgraded investigation.

3.	Contractor/subcontractor employees shall comply with the HHS criteria for the assigned position sensitivity designations prior to performing any work under this contract. The following exceptions apply: Levels 5 and 1: Contractor/subcontractor employees may begin work under the contract after he contractor has submitted the name, position and responsibility of the employee to the Project Officer, as described in paragraph c. (2) above.

Level 6: In special circumstances the Project Officer may request a waiver of the pre-appointment investigation. If the waiver is granted, the Project Officer will provide written authorization for the contractor/subcontractor employee to work under the contract.
d.	Information Security Training

The contractor shall ensure that each contractor/subcontractor employee has completed the NIH Computer Security Awareness Training course at: http://irtsectraining.nih.gov/ prior to performing any contract work, and thereafter completing the NIH-specified fiscal year refresher course during the period of performance of the contract.

The contractor shall maintain a listing by name and title of each contractor/subcontractor employee working under this contract that has completed the NIH required training. Any additional security training completed by contractor/subcontractor staff shall be included on this listing. [The listing of completed training shall be included in the first technical progress report. (See Article C.2. Reporting Requirements.) Any revisions to this listing as a result of staffing changes shall be submitted with next required technical progress report.] Contractor/subcontractor staff shall complete the following additional training prior to performing any work under this contract:

Contract Number : HHSN272200700060C
e.	Rules of Behavior

The contractor/subcontractor employees shall comply with the NIH Information Technology General Rules of Behavior at: http://irm.cit.nih.gov/security/nihitrob.html.

f.	Personnel Security Responsibilities

Contractor Notification of New and Departing Employees Requiring Background Investigations
1.	The contractor shall notify the Contracting Officer, the Project Officer, and the Security Investigation Reviewer within five working days before a new employee assumes a position that requires a suitability determination or when an employee with a security clearance stops working under the contract. The government will initiate a background investigation on new employees requiring security clearances and will stop pending background investigations for employees that no longer work under the contract.

2.	New employees: Provide the name, position title, e-mail address, and phone number of the new employee. Provide the name, position title and suitability level held by the former incumbent. If the employee is filling a new position, provide a description of the position and the government will determine the appropriate security level.

3.	Departing employees:
•	Provide the name, position title, and security clearance level held by or pending for the individual.

•	Perform and document the actions identified in the “Employee Separation Checklist”, attached in Section J, ATTACHMENTS of this contract, when a contractor/subcontractor employee terminates work under this contract. All documentation shall be made available to the Project Officer and/or Contracting Officer upon request.
g.	Commitment to Protect Non-Public Departmental Information Systems and Data
1.	Contractor Agreement

The Contractor and its subcontractors performing under this SOW shall not release, publish, or disclose non-public Departmental information to unauthorized personnel, and shall protect such information in accordance with provisions of the following laws and any other pertinent laws and regulations governing the confidentiality of such information:

-18U.S.C. 641 (Criminal Code: Public Money, Property or Records)

-18 U.S.C. 1905 (Criminal Code: Disclosure of Confidential Information)

-Public Law 96-511 (Paperwork Reduction Act)

2.	Contractor-Employee Non-Disclosure Agreements

Each contractor/subcontractor employee who may have access to non-public Department information under this contract shall complete the Commitment to Protect Non-Public Information — Contractor Agreement. A copy of each signed and witnessed Non-Disclosure agreement shall be submitted to the Project Officer prior to performing any work under the contract.
h.	NIST SP 800-26 Self-Assessment Questionnaire

The contractor shall annually update and re-submit its Self-Assessment Questionnaire required by NIST Draft SP 800-26, Revision 1, Guide for Information Security Program Assessments and System Reporting Form ( http://csrc.nist.gov/publications/drafts/Draft-sp800-26Rev1.pdf — See Appendix B for format).

Subcontracts: The contractor’s annual update to its Self-Assessment Questionnaire shall include similar information for any subcontractor that performs under the SOW to (1) develop a Federal information system(s) at the contractor’s/subcontractor’s facility, or (2) host and/or maintain a Federal information system(s) at the contractor’s/subcontractor’s facility.

The annual update shall be submitted to the Project Officer, with a copy to the Contracting Officer no later than the completion date of the period of performance.

Contract Number : HHSN272200700060C
i.	Information System Security Plan

The contractor’s draft ISSP submitted with its proposal shall be finalized in coordination with the Project Officer no later than 90 calendar days after contract award.

Following approval of its draft ISSP, the contractor shall update and resubmit its ISSP to the Project Officer every three years or when a major modification has been made to its internal system. The contractor shall use the current ISSP template in Appendix A of NIST SP 800-18, Guide to Developing Security Plans for Federal Information Systems. (http://csrc.nist.gov/publications/nistpubs/800-18-Rev1/sp800-18-Rev1-final.pdf).

The details contained in the contractor’s ISSP shall be commensurate with the size and complexity of the requirements of the SOW based on the System Categorization determined above in subparagraph (b) Security Categories and Levels of this Article.

Subcontracts: The contractor shall include similar information for any subcontractor performing under the SOW with the contractor whenever the submission of an ISSP is required.
ARTICLE H.11. ELECTRONIC AND INFORMATION TECHNOLOGY ACCESSIBILITY, HHSAR 352.270-19(b) (January 2006)
Pursuant to Section 508 of the Rehabilitation Act of 1973 (29 U.S.C. 794d) as amended by Public Law 105-220 under Title IV (Rehabilitation Act Amendments of 1998), all Electronic and Information Technology (EIT) developed, procured, maintained, and/or used under this contract shall be in compliance with the “Electronic and Information Technology Accessibility Standards’’ set forth by the Architectural and Transportation Barriers Compliance Board (also referred to as the “Access Board’’) in 36 CFR part 1194. The complete text of Section 508 Final Standards can be accessed at http://www.access-board.gov/sec508/standards.htm.
The standards applicable to this requirement are identified in the Statement of Work.
Vendors may document conformance using attached documentation/industry-standard Voluntary Product Accessibility Template at http://www.itic.org/archives/articles/20040506/faq_voluntary_product_accessibility_template_vpat.php .. Vendors should provide detailed information necessary for determining compliance, including defined contractor-incidental exceptions.
ARTICLE H.12. ENERGY STAR REQUIREMENTS
Executive Order 13123, “Greening the Government Through Efficient Energy Management” and FAR 23.203 require that when Federal Agencies acquire energy using products, they select, where life-cycle cost-effective, and available, ENERGY STAR® or other energy efficient products.
Unless the Contracting Officer determines otherwise, all energy-using products acquired under this contract must be either an ENERGY STAR® or other energy efficient product designated by the Department of Energy’s Federal Energy Management Program (FEMP).
For more information about ENERGY STAR® see http://www.energystar.gov/
For more information about FEMP see http://www.eere.energy.gov/
ARTICLE H.13. CONFIDENTIALITY OF INFORMATION
The following information is covered by HHSAR 352.224-70, Confidentiality of Information (January 2006):
Any data that includes patient identifiers.
ARTICLE H.14. PUBLICATION AND PUBLICITY
In addition to the requirements set forth in HHSAR Clause 352.270-6, Publications and Publicity incorporated by reference in SECTION I of this contract, the contractor shall acknowledge the support of the National Institutes of

Contract Number : HHSN272200700060C
Health whenever publicizing the work under this contract in any media by including an acknowledgment substantially as follows:
“This project has been funded in whole or in part with Federal funds from the National Institute of Allergy and Infectious Diseases National Institutes of Health, Department of Health and Human Services, under Contract No. HHSN272200700060C”
ARTICLE H.15. REPORTING MATTERS INVOLVING FRAUD, WASTE AND ABUSE
Anyone who becomes aware of the existence or apparent existence of fraud, waste and abuse in NIH funded programs is encouraged to report such matters to the HHS Inspector General’s Office in writing or on the Inspector General’s Hotline. The toll free number is 1-800-HHS-TIPS (1-800-447-8477). All telephone calls will be handled confidentially. The e-mail address is Htips@os.dhhs.gov and the mailing address is:
Office of Inspector General
Department of Health and Human Services
TIPS HOTLINE
P.O. Box 23489
Washington, D.C. 20026
ARTICLE H.16. YEAR 2000 COMPLIANCE
In accordance with FAR 39.106, Information Technology acquired under this contract must be Year 2000 compliant as set forth in the following clause(s):
1.	Service Involving the Use of Information Technology

YEAR 2000 COMPLIANCE—SERVICE INVOLVING THE USE OF INFORMATION TECHNOLOGY

The Contractor agrees that each item of hardware, software, and firmware used under this contract shall be able to accurately process date data (including, but not limited to, calculating, comparing and sequencing) from, into and between the twentieth and twenty-first centuries and the Year 1999 and the Year 2000 and leap year calculations.
(End of Clause)
ARTICLE H.17. OBTAINING AND DISSEMINATING BIOMEDICAL RESEARCH RESOURCES
Unique research resources arising from NIH-funded research are to be shared with the scientific research community. NIH provides guidance, entitled, “Sharing Biomedical Research Resources: Principles and Guidelines for Recipients of NIH Research Grants and Contracts,” (Federal Register Notice, December 23, 1999 [64 FR 72090]), concerning the appropriate terms for disseminating and acquiring these research resources. This guidance, found at : http://ott.od.nih.gov/NewPages/64FR72090.pdf is intended to help contractors ensure that the conditions they impose and accept on the transfer of research tools will facilitate further biomedical research, consistent with the requirements of the Bayh-Dole Act and NIH funding policy.
Note: For the purposes of this Article, the terms, “research tools”, “research materials”, and “research resources” are used interchangeably and have the same meaning.
ARTICLE H.18. SHARING RESEARCH DATA
The data sharing plan submitted by the contractor is acceptable. The contractor agrees to adhere to its plan and shall request prior approval of the Contracting Officer for any changes in its plan.

Contract Number : HHSN272200700060C
The NIH endorses the sharing of final research data to serve health. this contract is expected to generate research data that must be shared with the public and other researchers. NIH’s data sharing policy may be found at the following Web site:
http://grants.nih.gov/grants/guide/notice-files/NOT-OD-03-032.html
NIH recognizes that data sharing may be complicated or limited, in some cases, by institutional policies, local IRB rules, as well as local, state and Federal laws and regulations, including the Privacy Rule (see HHS-published documentation on the Privacy Rule at http://www.hhs.gov/ocr/). The rights and privacy of people who participate in NIH-funded research must be protected at all times; thus, data intended for broader use should be free of identifiers that would permit linkages to individual research participants and variables that could lead to deductive disclosure of the identity of individual subjects.
ARTICLE H.19. NIH POLICY ON ENHANCING PUBLIC ACCESS TO ARCHIVED PUBLICATIONS RESULTING FROM NIH-FUNDED RESEARCH
The Policy requests that beginning May 2, 2005, NIH-funded investigators submit to the NIH National Library of Medicine’s (NLM) PubMed Central (PMC) an electronic version of the author’s final manuscript, upon acceptance for publication, resulting from research supported in whole or in part with direct costs from NIH. NIH defines the author’s final manuscript as the final version accepted for journal publication, and includes all modifications from the publishing peer review process. The PMC archive will preserve permanently these manuscripts for use by the public, health care providers, educators, scientists, and NIH. The Policy directs electronic submissions to the NIH/NLM/PMC: http://www.pubmedcentral.nih.gov.
Additional information is available at http://grants.nih.gov/grants/guide/notice-files/NOT-OD-05-022.html.

Contract Number : HHSN272200700060C
PART II — CONTRACT CLAUSES
SECTION I — CONTRACT CLAUSES
General Clauses for a Cost-Reimbursement Research and Development Contract
This contract incorporates the following clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address: http://www.arnet.gov/far/.
a. FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES:

FAR
CLAUSE NO.	DATE	TITLE
52.202-1	Jul 2004	Definitions (Over $100,000)

52.203-3	Apr 1984	Gratuities (Over $100,000)

52.203-5	Apr 1984	Covenant Against Contingent Fees (Over $100,000)

52.203-6	Sep 2006	Restrictions on Subcontractor Sales to the Government (Over $100,000)

52.203-7	Jul 1995	Anti-Kickback Procedures (Over $100,000)

52.203-8	Jan 1997	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity (Over $100,000)

52.203-10	Jan 1997	Price or Fee Adjustment for Illegal or Improper Activity (Over $100,000)

52.203-12	Sep 2005	Limitation on Payments to Influence Certain Federal Transactions (Over $100,000)

52.204-4	Aug 2000	Printed or Copied Double-Sided on Recycled Paper (Over $ $100,000)

52.204-7	Jul 2006	Central Contractor Registration

52.204-10	Sep 2007	Reporting Subcontract Awards ($ 500,000,000 or more)

52.209-6	Sep 2006	Protecting the Government’s Interests When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment (Over $30,000)

52.215-2	Jun 1999	Audit and Records — Negotiation (Over $100,000)

52.215-8	Oct 1997	Order of Precedence — Uniform Contract Format

52.215-10	Oct 1997	Price Reduction for Defective Cost or Pricing Data (Over $650,000)

52.215-12	Oct 1997	Subcontractor Cost or Pricing Data (Over $650,000)

52.215-14	Oct 1997	Integrity of Unit Prices (Over $100,000)

52.215-15	Oct 2004	Pension Adjustments and Asset Reversions

52.215-18	Jul 2005	Reversion or Adjustment of Plans for Post-Retirement Benefits (PRB) other than Pensions

52.215-19	Oct 1997	Notification of Ownership Changes

52.215-21	Oct 1997	Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data — Modifications

52.216-7	Dec 2002	Allowable Cost and Payment

52.216-8	Mar 1997	Fixed Fee

52.219-8	May 2004	Utilization of Small Business Concerns (Over $100,000)

52.219-9	Sep 2006	Small Business Subcontracting Plan (Over $550,000,$1,000,000 for Construction)

Contract Number : HHSN272200700060C

FAR
CLAUSE NO.	DATE	TITLE

52.219-16	Jan 1999	Liquidated Damages - Subcontracting Plan (Over $550,000, $1,000,000 for Construction)

52.222-2	Jul 1990	Payment for Overtime Premium (Over $100,000)(Note:Thedollar amount in paragraph (a) of this clause is $0 unless otherwise specified in the contract.)

52.222-3	Jun 2003	Convict Labor

52.222-21	Feb 1999	Prohibition of Segregated Facilities

52.222-26	Mar 2007	Equal Opportunity

52.222-35	Sep 2006	Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Over $100,000)

52.222-36	Jun 1998	Affirmative Action for Workers with Disabilities

52.222-37	Sep 2006	Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Over $100,000)

52.222-50	Aug 2007	Combating Trafficking in Persons

52.223-6	May 2001	Drug-Free Workplace

52.223-14	Aug 2003	Toxic Chemical Release Reporting (Over $100,000)

52.225-1	Jun 2003	Buy American Act - Supplies

52.225-13	Feb 2006	Restrictions on Certain Foreign Purchases

52.227-1	Jul 1995	Authorization and Consent, Alternate I (Apr 1984)

52.227-2	Aug 1996	Notice and Assistance Regarding Patent and Copyright Infringement
(Over $100,000)

52.227-11	Jun 1997	Patent Rights - Retention by the Contractor (Short Form) (Note: In accordance with FAR 27.303(a)(2), paragraph (f) is modified to include the requirements in FAR 27.303(a)(2)(i) through (iv). The frequency of reporting in (i) is annual.

52.227-14	Jun 1987	Rights in Data - General

52.232-9	Apr 1984	Limitation on Withholding of Payments

52.232-17	Jun 1996	Interest (Over $100,000)

52.232-20	Apr 1984	Limitation of Cost

52.232-23	Jan 1986	Assignment of Claims

52.232-25	Oct 2003	Prompt Payment, Alternate I (Feb 2002)

52.232-33	Oct 2003	Payment by Electronic Funds Transfer--Central Contractor Registration

52.233-1	Jul 2002	Disputes

52.233-3	Aug 1996	Protest After Award, Alternate I (Jun 1985)

52.233-4	Oct 2004	Applicable Law for Breach of Contract Claim

52.242-1	Apr 1984	Notice of Intent to Disallow Costs

52.242-3	May 2001	Penalties for Unallowable Costs (Over $650,000)

52.242-4	Jan 1997	Certification of Final Indirect Costs

52.242-13	Jul 1995	Bankruptcy (Over $100,000)

52.243-2	Aug 1987	Changes - Cost Reimbursement, Alternate V (Apr 1984)

52.244-2	Jun 2007	Subcontracts, Alternate I (June 2007)

52.244-5	Dec 1996	Competition in Subcontracting (Over $100,000)

52.244-6	Mar 2007	Subcontracts for Commercial Items

52.245-1	Jun 2007	Government Property

52.245-9	Jun 2007	Use and Charges

Contract Number : HHSN272200700060C

FAR
CLAUSE NO.	DATE	TITLE
52.246-23	Feb 1997	Limitation of Liability (Over $100,000)

52.249-6	Sep 1996	Termination (Cost-Reimbursement)

52.249-14	Apr 1984	Excusable Delays

52.253-1	Jan 1991	Computer Generated Forms
b. DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CFR CHAPTER 3) CLAUSES:

HHSAR
CLAUSE NO.	DATE	TITLE
352.202-1	Jan 2006	Definitions — with Alternate paragraph (h) (Jan 2006)

352.216-72	Jan 2006	Additional Cost Principles

352.228-7	Dec 1991	Insurance — Liability to Third Persons

352.232-9	Jan 2006	Withholding of Contract Payments

352.233-70	Jan 2006	Litigation and Claims

352.242-71	Apr 1984	Final Decisions on Audit Findings

352.270-5	Jan 2006	Key Personnel

352.270-6	Jan 2006	Publications and Publicity

352.270-10	Jan 2006	Anti-Lobbying (Over $100,000)
[End of GENERAL CLAUSES FOR A NEGOTIATED COST-REIMBURSEMENT RESEARCH AND DEVELOPMENT CONTRACT-
Rev. 09/2007].

Contract Number : HHSN272200700060C
ARTICLE I.2 AUTHORIZED SUBSTITUTION OF CLAUSES
ARTICLE I.1. of this SECTION is hereby modified as follows:
a.	Alternate IV (October 1997) of FAR Clause 52.215-21, Requirements For Cost Or Pricing Data Or Information Other Than Cost Or Pricing Data—Modifications (October 1997) is added.

b.	FAR Clauses 52.219-9, Small Business Subcontracting Plan (September 2006), and 52.219-16, Liquidated Damages—Subcontracting Plan (January 1999) are deleted in their entirety.

c.	FAR Clause 52.232-20, Limitation Of Cost (April 1984), is deleted in its entirety and FAR Clause 52.232-22, Limitation Of Funds (April 1984) is substituted therefor. [NOTE: When this contract is fully funded, FAR Clause 52.232-22, LIMITATION OF FUNDS will no longer apply and FAR Clause 52.232-20, LIMITATION OF COST will become applicable.]

Contract Number : HHSN272200700060C
ARTICLE I.3. Additional Contract Clauses
This contract incorporates the following clauses by reference, with the same force and effect, as if they were given in full text. Upon request, the contracting officer will make their full text available.
a.	FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES
1.	FAR Clause 52.215-17, Waiver of Facilities Capital Cost of Money (October 1997).

2.	FAR Clause 52.217-6, Option for Increased Quantity (March 1989).
     “....The Contracting Officer may exercise the option by written notice to the Contractor within sixty (60) days] ....”
3.	FAR Clause 52.219-4, Notice of Price Evaluation Preference for HUBZone Small Business Concerns (July 2005).
     “(c) Waiver of evaluation preference.....
     [ ] Offeror elects to waive the evaluation preference.”
4.	FAR Clause 52.219-25, Small Disadvantaged Business Participation Program—Disadvantaged Status and Reporting (October 1999).

5.	FAR Clause 52.223-12, Refrigeration Equipment and Air Conditioners (May 1995).

6.	FAR Clause 52.227-14, Rights in Data — General (June 1987).

7.	Alternate V (June 1987), FAR Clause 52.227-14, Rights in Data—General (June 1987).
     Specific data items that are not subject to paragraph (j) include:
8.	FAR Clause 52.227-16, Additional Data Requirements (June 1987).

9.	FAR Clause 52.227-19, Commercial Computer Software—Restricted Rights (June 1987).

10.	FAR Clause 52.242-3, Penalties for Unallowable Costs (May 2001).

11.	FAR Clause 52.251-1, Government Supply Sources (April 1984).
b.	DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CHAPTER 3) CLAUSES:
1.	HHSAR Clause 352.223-70, Safety and Health (January 2006).

2.	HHSAR Clause 352.224-70, Confidentiality of Information (January 2006).
c.	NATIONAL INSTITUTES OF HEALTH (NIH) RESEARCH CONTRACTING (RC) CLAUSES:

Contract Number : HHSN272200700060C
The following clauses are attached and made a part of this contract:

1.	NIH (RC)-7, Procurement of Certain Equipment (April 1984).

Contract Number : HHSN272200700060C
ARTICLE I.4. ADDITIONAL FAR CONTRACT CLAUSES INCLUDED IN FULL TEXT
This contract incorporates the following clauses in full text.
FEDERAL ACQUISITION REGULATION (FAR)(48 CFR CHAPTER 1)CLAUSES:
a.	FAR Clause 52.219-28, Post-Award Small Business Program Representation (June 2007).
(a) Definitions. As used in this clause—
Long-term contract means a contract of more than five years in duration, including options. However, the term does not include contracts that exceed five years in duration because the period of performance has been extended for a cumulative period not to exceed six months under the clause at 52.217-8, Option to Extend Services, or other appropriate authority.
Small business concern means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria in 13 CFR part 121 and the size standard in paragraph (c) of this clause.
(b) If the Contractor represented that it was a small business concern prior to award of this contract, the Contractor shall rerepresent its size status according to paragraph (e) of this clause or, if applicable, paragraph (g) of this clause, upon the occurrence of any of the following:
(1) Within 30 days after execution of a novation agreement or within 30 days after modification of the contract to include this clause, if the novation agreement was executed prior to inclusion of this clause in the contract.
(2) Within 30 days after a merger or acquisition that does not require a novation or within 30 days after modification of the contract to include this clause, if the merger or acquisition occurred prior to inclusion of this clause in the contract.
(3) For long-term contracts—
(i) Within 60 to 120 days prior to the end of the fifth year of the contract; and
(ii) Within 60 to 120 days prior to the exercise date specified in the contract for any option thereafter.
(c) The Contractor shall rerepresent its size status in accordance with the size standard in effect at the time of this rerepresentation that corresponds to the North American Industry Classification System (NAICS) code assigned to this contract. The small business size standard corresponding to this NAICS code can be found at http://www.sba.gov/services/contractingopportunities/sizestandardstopics/.
(d) The small business size standard for a Contractor providing a product which it does not manufacture itself, for a contract other than a construction or service contract, is 500 employees.
(e) Except as provided in paragraph (g) of this clause, the Contractor shall make the rerepresentation required by paragraph (b) of this clause by validating or updating all its representations in the Online Representations and Certifications Application and its data in the Central Contractor Registration, as necessary, to ensure they reflect current status. The Contractor shall notify the contracting office by e-mail, or otherwise in writing, that the data have been validated or updated, and provide the date of the validation or update.
(f) If the Contractor represented that it was other than a small business concern prior to award of this contract, the Contractor may, but is not required to, take the actions required by paragraphs (e) or (g) of this clause.
(g) If the Contractor does not have representations and certifications in ORCA, or does not have a representation in ORCA for the NAICS code applicable to this contract, the Contractor is required to complete

Contract Number : HHSN272200700060C
the following rerepresentation and submit it to the contracting office, along with the contract number and the date on which the rerepresentation was completed:
The Contractor represents that it [ ] is, [ ] is not a small business concern under NAICS Code assigned to contract number.
[Contractor to sign and date and insert authorized signer’s name and title].
(End of clause)
b.	FAR Clause 52.222-39, Notification Of Employee Rights Concerning Payment Of Union Dues Or Fees (December 2004)
(a) Definition. As used in this clause —
United States means the 50 States, the District of Columbia, Puerto Rico, the Northern Mariana Islands, American Samoa, Guam, the U.S. Virgin Islands, and Wake Island.
(b) Except as provided in paragraph (e) of this clause, during the term of this contract, the Contractor shall post a notice, in the form of a poster, informing employees of their rights concerning union membership and payment of union dues and fees, in conspicuous places in and about all its plants and offices, including all places where notices to employees are customarily posted. The notice shall include the following information (except that the information pertaining to National Labor Relations Board shall not be included in notices posted in the plants or offices of carriers subject to the Railway Labor Act, as amended (45 U.S.C. 151-188)).
Notice to Employees
     Under Federal law, employees cannot be required to join a union or maintain membership in a union in order to retain their jobs. Under certain conditions, the law permits a union and an employer to enter into a union-security agreement requiring employees to pay uniform periodic dues and initiation fees. However, employees who are not union members can object to the use of their payments for certain purposes and can only be required to pay their share of union costs relating to collective bargaining, contract administration, and grievance adjustment.
     If you do not want to pay that portion of dues or fees used to support activities not related to collective bargaining, contract administration, or grievance adjustment, you are entitled to an appropriate reduction in your payment. If you believe that you have been required to pay dues or fees used in part to support activities not related to collective bargaining, contract administration, or grievance adjustment, you may be entitled to a refund and to an appropriate reduction in future payments.
     For further information concerning your rights, you may wish to contact the National Labor Relations Board (NLRB) either at one of its Regional offices or at the following address or toll free number:
National Labor Relations Board
Division of Information
1099 14th Street, N.W.
Washington, DC 20570
1-866-667-6572
1-866-316-6572 (TTY)
To locate the nearest NLRB office, see NLRB’s website at http://www.nlrb.gov.
(c) The Contractor shall comply with all provisions of Executive Order 13201 of February 17, 2001, and related implementing regulations at 29 CFR part 470, and orders of the Secretary of Labor.
(d) In the event that the Contractor does not comply with any of the requirements set forth in paragraphs (b), (c), or (g), the Secretary may direct that this contract be cancelled, terminated, or suspended in whole or in part, and declare the Contractor ineligible for further Government contracts in accordance with procedures at 29 CFR part 470, Subpart B—Compliance Evaluations, Complaint

Contract Number : HHSN272200700060C
Investigations and Enforcement Procedures. Such other sanctions or remedies may be imposed as are provided by 29 CFR part 470, which implements Executive Order 13201, or as are otherwise provided by law.
(e) The requirement to post the employee notice in paragraph (b) does not apply to—
(1) Contractors and subcontractors that employ fewer than 15 persons;
(2) Contractor establishments or construction work sites where no union has been formally recognized by the Contractor or certified as the exclusive bargaining representative of the Contractor’s employees;
(3) Contractor establishments or construction work sites located in a jurisdiction named in the definition of the United States in which the law of that jurisdiction forbids enforcement of union-security agreements;
(4) Contractor facilities where upon the written request of the Contractor, the Department of Labor Deputy Assistant Secretary for Labor-Management Programs has waived the posting requirements with respect to any of the Contractor’s facilities if the Deputy Assistant Secretary finds that the Contractor has demonstrated that—
(i) The facility is in all respects separate and distinct from activities of the Contractor related to the performance of a contract; and
(ii) Such a waiver will not interfere with or impede the effectuation of the Executive order; or
(5) Work outside the United States that does not involve the recruitment or employment of workers within the United States.
(f) The Department of Labor publishes the official employee notice in two variations; one for contractors covered by the Railway Labor Act and a second for all other contractors. The Contractor shall—
(1) Obtain the required employee notice poster from the Division of Interpretations and Standards, Office of Labor-Management Standards, U.S. Department of Labor, 200 Constitution Avenue, NW, Room N-5605, Washington, DC 2021, or from any field office of the Department’s Office of Labor-Management Standards or Office of Federal Contract Compliance Programs;
(2) Download a copy of the poster from the Office of Labor-Management Standards website at http://www.olms.dol.gov; or
(3) Reproduce and use exact duplicate copies of the Department of Labor’s official poster.
(g) The Contractor shall include the substance of this clause in every subcontract or purchase order that exceeds the simplified acquisition threshold, entered into in connection with this contract, unless exempted by the Department of Labor Deputy Assistant Secretary for Labor-Management Programs on account of special circumstances in the national interest under authority of 29 CFR 470.3(c). For indefinite quantity subcontracts, the Contractor shall include the substance of this clause if the value of orders in any calendar year of the subcontract is expected to exceed the simplified acquisition threshold. Pursuant to 29 CFR part 470, Subpart B—Compliance Evaluations, Complaint Investigations and Enforcement Procedures, the Secretary of Labor may direct the Contractor to take such action in the enforcement of these regulations, including the imposition of sanctions for noncompliance with respect to any such subcontract or purchase order. If the Contractor becomes involved in litigation with a subcontractor or vendor, or is threatened with such involvement, as a result of such direction, the Contractor may request the United States, through the Secretary of Labor, to enter into such litigation to protect the interests of the United States.
(End of Clause)

Contract Number : HHSN272200700060C
PART III — LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS
SECTION J — LIST OF ATTACHMENTS
The following documents are attached and incorporated in this contract:
1. Statement of Work
Statement of Work, dated September 30, 2007, 18 pages and Appendix A to Statement of Work, Computer Systems, dated September 30, 2006, 4 pages.
2. Invoice/Financing Request and Contract Financial Reporting Instructions for NIH Cost-Reimbursement Type Contracts, NIH
(RC)-4
Invoice/Financing Request and Contract Financial Reporting Instructions for NIH Cost-Reimbursement Type Contracts, NIH(RC)-4, (5/07), 6 pages.
3. Safety and Health
Safety and Health, HHSAR Clause 352.223-70, (1/06), 1 page.
4. Procurement of Certain Equipment
Procurement of Certain Equipment, NIH(RC)-7, 4/1/84, 1 page.
5. Disclosure of Lobbying Activities, SF-LLL
Disclosure of Lobbying Activities, SF-LLL, dated 7/97, 3 pages.
6. Government Property — Schedule
Government Property — Schedule I-A, dated September 30, 2007, 1 page.
Government Property — Schedule II-B, dated September 30, 2007, 12 pages.
7. Report of Government Owned, Contractor Held Property
Report of Government Owned, Contractor Held Property, 1 page. Located at: http://rcb.cancer.gov/rcb-internet/forms/Govt-Owned-Prop.pdf
8. Commitment To Protect Non-Public Information
Commitment To Protect Non-Public Information, 1 page. Located at: http://irm.cit.nih.gov/security/Nondisclosure.pdf
9. Roster of Employees Requiring Suitability Investigations
Roster of Employees Requiring Suitability Investigations, 1 page. Excel file located at: http://ais.nci.nih.gov/forms/Suitability-roster.xls
10. Employee Separation Checklist
Employee Separation Checklist, 1 page. Fillable PDF format located at:
http://rcb.cancer.gov/rcb-internet.nci.nih.gov/forms/Emp-sep-checklist.pdf

Contract Number : HHSN272200700060C
PART IV — REPRESENTATIONS AND INSTRUCTIONS
SECTION K — REPRESENTATIONS AND CERTIFICATIONS
The following documents are incorporated by reference in this contract:
1.	Annual Representations and Certifications completed and located at the Online Representations and Certifications Application (ORCA) website. [This includes the changes identified in paragraph (b) of the FAR provision 52.204-8, Annual Representations and Certifications, contained in the contractor’s proposal.]
END of the SCHEDULE
(CONTRACT)

NIAID SPECIMEN REPOSITORY
STATEMENT OF WORK
Independently, and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, material, equipment and facilities, not otherwise provided by the Government, as needed to perform the Statement of Work set forth below.
I. General Description of the Scope and Objectives
A.	If applicable, perform an initial transition of equipment, specimens, and data from the incumbent contractor if not successful.

B.	Secure, receive, catalog, process, store, and disburse human biological specimens from subjects participating in NIAID-sponsored treatment, prevention, and/or cohort studies.

C.	Provide adequate cold storage facilities and equipment for clinical specimens.

D.	Provide shipping materials and documents, technical assistance and training to Site personnel and study teams on specimen handling and shipping, and communicate with the NIAID Project Officer.

E.	Develop, perform, and maintain Quality Assurance systems for the NIAID Specimen Repository (NSR) facility, operations, stored specimens, shipping materials, and personnel and in accordance with all applicable Federal, State, and local regulatory requirements.

F.	Provide (or utilize the current) computerized Specimen Inventory Database Management System (SIDMS) that supports NSR functions.

G.	Provide a technical and administrative infrastructure to ensure efficient planning, initiation, implementation, and management of NSR activities.

H.	Develop and implement a Final Transition Plan at the end of the contract.

I.	Expand services to include additional Sites and non-Sites, when necessary, through exercise of Options.
II. Technical Specifications
A. INITIAL TRANSITION
Specifically the contractor shall perform the following tasks as applicable:
1.	Safely and efficiently assume the activities from the incumbent contractor to ensure a seamless transition without loss of time, loss of resources, or that would not pose obstacles to the conduct of ongoing research.

2.	Complete the transition within the first 60 business days following the effective date of the contract. The functions of the NSR must be maintained during the transition period and receipt, storage, cataloging, processing, and distribution of specimens must not be interrupted at any time.

Statement of Work HHSN272200700060C	Attachment 1

1

3.	Within 10 business days of the start of the contract, develop and implement an Initial Transition Plan including the tasks that are associated with the relocation effort from the current contractor, and the type and manner of operations required by the Contractor during the transition period. This shall include safe and effective coordination with the current contractor at the start of the new contract period for transfer of contract-related materials including:
a.	Government-Furnished Property (GFP). Verification of equipment performance standards shall take place prior to and after the transfer, including installation, operational, and performance qualifications on all freezers received from the current contractor. The successor Contractor shall verify through records of the incumbent Contractor or through testing standards that all Government-furnished equipment is acceptable for use. This data shall be provided electronically.

b.	All computerized data files and software systems (with documentation and specifications) including specimen inventory files, specimen batches in queue for commitment or shipment, data entry files, and active specimen discrepancy files. Data shall be provided electronically. Meet with OTIS staff within 5 business days of the start of the contract to develop a draft plan for the HHS approved and secure transfer and re-establishment of electronic data files, hardware, and software.

c.	DAIDS-specific standard operating procedures (SOPs), electronic and/or hard copy files of freezer and other equipment management and maintenance, correspondence files, and archived activity files for incoming and outgoing shipments. Electronic versions of data shall be provided where possible.

d.	Re-direction of incoming shipments to the contract awardee to occur within 15 business days following the effective date of the contract.

e.	Transfer of all mechanical and liquid nitrogen freezers, specimens, other equipment and materials within 20 business days following the effective date of the contract.

f.	Use of the BSI-II or validated transfer of BSI-II data to a NIAID-approved SIDMS within 20 business days following the effective date of the contract.

g.	Plan and execute transition meeting(s) with the NIAID Project and Contract Officers within 5 business days following the effective date of the contract.

h.	Plan and execute conference calls with the NIAID Project Officer and respective Group Specimen Managers or designated Study Group

Statement of Work HHSN272200700060C	Attachment 1

2

representatives to discuss incoming and outgoing specimen shipment needs of the Study Groups as well as NSR policies for acceptance and withdrawal of specimens within 15 business days following the effective date of the contract award.
4.	Coordinate with the Sites and Group Specimen Managers (GSMs) within the first 10 business days following the effective date of the contract to ensure an orderly transition including:
a.	Providing Sites and GSMs with contact information for the Contractor.

b.	Providing Sites with instructions for specimen shipments to the Contractor and instructions concerning any schedule changes caused by the transition.

c.	Providing Sites and GSMs with information on any changes in communications or requests, shipping, shipping materials, specimen commitment or requisition turnaround times, or other aspects of operations that will be impacted.
B.	SECURE, RECEIVE, CATALOG, PROCESS, STORE, AND DISBURSE HUMAN BIOLOGICAL SPECIMENS FROM NIAID-SPONSORED STUDY GROUPS
1.	INCOMING and OUTGOING SHIPMENTS
a.	Assume costs for all shipments to and from the NSR.

b.	Coordinate all shipments to preserve specimen integrity and utility.

c.	Provide safe packaging, shipping and distribution of specimens to eligible research investigators in the U.S. and abroad so that shipments are coordinated for timely receipt. A secure package tracking system must be utilized to ensure that all specimens are delivered to the intended recipient.

d.	Use shipping containers with sufficient margins of safety for maintaining appropriate environmental safeguards and desired refrigeration levels for specimens in transit, depending on the mode of transportation employed.

e.	Use shipping containers for specimens that comply with current domestic and international transport regulations and pertinent (IATA) International Air Transport Association/International Civil Aviation Organization Dangerous Goods Regulations: http://www.iata.org/dangerousgoods/about.htm.

f.	Obtain, if not already in possession, appropriate shipping licenses and permits from local, State, Federal and international authorities for the safe import, storage and distribution of diagnostic or biohazardous materials, according to current regulatory guidelines as applicable.

Statement of Work HHSN272200700060C	Attachment 1

3

g.	In accordance with OHRP guidelines and 45CFR Part 46, establish or provide an NSR Institutional Review Board (IRB) to review Study Group sample informed consents and other study-related documents, as necessary, in terms of specimen acceptance for NSR storage and subsequent distribution http://www.hhs.gov/ohrp/humansubjects/guidance/reposit.htm.

h.	Operate in accordance with current acceptable standards as indicated by international, Federal, State, and local government regulations, policies, and/or guidelines in conducting the tasks outlined in the Statement of Work. Such regulations, policies and guidelines include:
i.	49 CFR Part 100-199 Transportation

ii.	42 CFR Part 71.54 and 72.3 Etiologic Agents, Hosts and Vectors; Interstate Shipment of Etiologic Agents

ii.	39 CFR Part 124 Postal Services

iv.	21 CFR Part 58 Good Laboratory Practices (GLP)

v.	21 CFR Part Good Manufacturing Practices (GMP)

vi.	29 CFR Part 1910.1030, Occupational Exposure to Blood Borne Pathogens, Final Rule, and; b) 29 CFR Part 1910, Occupational Exposure to hazardous chemicals in Laboratories, Final Rule

vii.	International Air Transport Association (IATA), Dangerous Goods Regulations 46th Edition 2005

viii.	International Civil Aviation Organization (ICAO) Technical Instructions for the Safe Transportation of Dangerous Good by Air 2005-2006

ix.	United Nations Recommendations on the Transport of Dangerous Goods, 13th Revised Edition and amendments (ST/SG/AC.10/1/Rev.13; ST/SG/AC.10/32Add.1 dated 25 January 2005)

x.	Clinical Laboratory Improvement Amendments (CLIA) including all changes through 1/24/2004) http://www.phppo.cdc.gov/clia/regs/toc.aspx

xi.	Biosafety in Microbiological and Biomedical laboratories published by the Department of Health and Human Services, Centers for Disease Control and Prevention, and National Institutes of Health, 4th Edition May 1999 http://www.cdc.gov/od/ohs/biosfty/biosfty.htm; http://www.cdc.gov/od/ohs/biosfty/bmbl4/bmbl4toc.htm

xii.	International Organization for Standardization (ISO) 9001

Statement of Work HHSN272200700060C	Attachment 1

4

xiii.	Update: “Universal Precautions for Prevention of Transmission of Human Immunodeficiency Virus, Hepatitis B Virus, and Other Blood borne Pathogens in Health-Care Settings.” Morbidity and Mortality Weekly Report, June 24, 1988, Vol. 37, No. 24.

xiv.	Safety and Health (Deviation), Public Health Service Acquisition Regulation (HHSAR) Clause 352.223-70
2.	INCOMING SPECIMEN SHIPMENTS

Secure, receive, catalog, and store clinical specimens from both domestic and international NIAID-sponsored Study Group Sites.
a.	Arrange for the shipping of specimens to the NSR from all designated domestic Sites by overnight express shipment.

b.	For designated international Sites, receive shipments within acceptable, expected shipment times, based on the country, but not longer than 72 hours.

c.	Secure and utilize shipment services by established carrier(s) with a proven record for handling medical/clinical specimens in shipping containers with dry ice, liquid nitrogen, or other refrigerants, as needed.

d.	Perform a 100% documented inspection and verification of all incoming shipments at the vial level. Received shipments not containing any discrepancies shall be inventoried and committed within 5 business days.

e.	Track and record in a standardized format, discrepancies found with each received shipment. Electronically document, and report to the Site within 3-5 business days of shipment receipt, all discrepancies found for each shipment. Provide a summary report of shipment discrepancies in the Quarterly Progress Reports (see Reporting Requirements and Other Deliverables Section of this RFP).

f.	Provide on a designated NSR web site, tracking information maintained in the SIDMS, such as status of incoming shipments; categories and numbers of discrepancies by shipment, Site and Study Group; date discrepancy report sent; date corrective actions received; and date shipment specimens committed to inventory and the SIDMS. Information should be available using real-time data in a canned report format.

g.	Verify corrective actions received from Sites on specimen vial or manifest discrepancy data within 3 business days of electronic receipt.

h.	Commit specimens and data within 24 hours of verification of accurate

Statement of Work HHSN272200700060C	Attachment 1

5

and complete corrective actions data. Guidelines shall be established by the Contractor and the NIAID Project Officer regarding acceptable data in the manifest, barcode, and readable vial label for specimen commitment.

i.	After permanent storage commitment, perform, at a minimum, a 5% location quality control check on vial location for each specimen shipment.

j.	A unique vial identifier will be imbedded in bar-coded vials. The Site-generated unique vial identifier shall be linked either to a unique vial identifier generated by the SIDMS for each incoming vial or utilized as the unique vial identifier within the SIDMS. Refer to Appendix A, Computer Systems, for Site-specific specimen management and shipping database systems.
3.	OUTGOING SPECIMEN SHIPMENTS

Retrieve, process, inspect, package, and disburse clinical specimens to domestic and international NIAID-sponsored Study Group Sites and Study Group collaborating laboratories (referred to as non-Sites).
a.	Develop or utilize an established electronic requisition process via the SIDMS to receive requests for specimens, in order to obtain all necessary information to retrieve and ship the appropriate specimens, such as specimen type, patient ID, receiving lab address and contact, requested shipment date, actual shipment data, verification of appropriate Study Group approval, and subject informed consent.

b.	Post on the NSR-designated web site, requisition queue and key information for users, such as, receiving lab personnel, Group Specimen Managers (GSMs) — designated person(s) identified by the NIAID Project Officer as responsible for specimen management within their clinical trial network or study cohort, and the NIAID Project Officer to view and receive updated information on shipments.

c.	Retrieve specimens from storage locations and perform any necessary discrepancy reporting and corrective action processes on vials with incongruent information.

d.	Perform processing tasks on vials such as aliquoting or relabeling vials for blinding that may be required for up to 25% of the shipments.

e.	Perform a 100% documented inspection and verification of all outgoing shipments at the vial level.

f.	Disburse specimens to domestic and international destinations within 10 business days of electronic request by GSMs via the SIDMS. Quality-

Statement of Work HHSN272200700060C	Attachment 1

6

controlled shipping materials and specimen tracking while in transit shall be provided by the Contractor.

g.	Provide for the return shipment of unused specimen portions and/or empty shipping containers and packing materials.
4.	HEALTH AND SAFETY OF PERSONNEL

The Contractor shall provide its personnel with protective garments, equipment, training and sufficient monitoring to assure safe handling of potentially hazardous and infectious materials. Specifically, the Contractor shall comply with all applicable health and safety regulations while conducting the work set forth herein. The Contractor shall follow all safety and health regulations in accordance with HHSAR 352.223-70. Refer to paragraph B.1.h of this Statement of Work for a full list of safety and health regulations, policies, and guidelines.
C.	STORAGE FACILITIES AND EQUIPMENT

There shall be sufficient freezer capacity to ultimately store and maintain approximately nine (9) million human biologic specimens by the end of the seven year contract period. This estimate includes the approximate five (5) million current specimens, which will transfer with the award, as well as the projected accumulation and storage of an additional four (4) million more specimens over the course of contract performance.
1.	Provide sufficient floor space and/or a vertical storage stacking system as needed in a single facility to accommodate:
a.	Up to one hundred (100) additional twenty-seven cubic foot -70 C mechanical freezers (or their equivalent) for a total of two hundred and forty (240) mechanical freezers and thirty (30) additional liquid nitrogen freezers or their equivalent (added to those that will transfer from the incumbent contractor) for a total of sixty-seven (67) liquid nitrogen freezers.

b.	A repair and freezer validation area measuring at least 500 square feet.

c.	A spare parts storage area measuring at least 500 square feet.

d.	Designated laboratory work area(s) of sufficient size and capacity for handling NSR diagnostic and infectious specimens under Biosafety Level 2 containment conditions. The Contractor shall provide an adequate number of biosafety cabinets. The various processing areas must be sufficiently isolated from other work areas.

e.	Dedicated office spaces for record/file keeping, administrative, system, and data management activities.
2.	House the equipment in a climate-controlled facility with the capacity to maintain room temperatures of 19-22° C when all equipment is operating.

Statement of Work HHSN272200700060C	Attachment 1

7

3.	Maintain and operate controlled freezers for the following storage conditions:
a.	-10° to -20° C, -70° to -90° C, and -150° to -196° C (vapor phase, liquid nitrogen conditions).

b.	Enough back-up freezer space to accommodate 10% of the collection. Complete transfer of the contents of a freezer shall occur within 2 hours of an initial failure.
4.	Provide adequate electrical power to accommodate all mechanical freezers, the central alarm system, and the air conditioning system. Provide adequate back-up power supply on-site to handle a case of electrical power failure. All freezers, air conditioners and the central alarm system shall be electrically monitored so that should the power fail, complete back-up power (capable of continuous operation for up to 48 hours) shall be immediately available.

5.	Provide a central 24-hour per day, computerized alarm system for monitoring each freezer and the storage facility conditions. Provide immediate audible alarm, beeper and cell phone triage alert. Respond to alarm conditions within thirty minutes after notification. Provide a qualified repository technician on site at the NSR to ensure that within 30 minutes the event prompting the alarm condition shall be evaluated and corrected.

6.	Perform weekly tests on the alarm system. Perform monthly tests on the back-up electrical system. Include the results of these tests in the Quarterly Progress Reports (see Reporting Requirements and Other Deliverables Section of this RFP).

7.	Electronically capture out-of-range freezer conditions and link with vial data stored in the SIDMS for both emergency findings and weekly tests. Hard copy reports of issues and actions taken shall be printed, filed, and later compiled and included in the Quarterly Progress Reports (see Reporting Requirements and Other Deliverables Section of this RFP). The NIAID Project Officer will review and approve out-of-range values established at the beginning of the contract.

8.	Perform regular operational quality assurance maintenance for all cold storage equipment, the central alarm system, the air conditioning system, and the back-up power system. Summaries of the maintenance shall be reported in the Quarterly Progress Reports (see Reporting Requirements and Other Deliverables Section of this RFP).

9.	Maintain a log of regular inspections and provide a summary of inspection records, including problems encountered and actions taken, in the Quarterly Progress Reports (see Reporting Requirements and Other Deliverables Section of this RFP).

10.	Provide security measures that ensure the facility and equipment are protected against fire, other environmental hazards, and personal intrusion.

11.	Provide an established operational disaster recovery program with documentation of at least annual internal test audits.

Statement of Work HHSN27200700060C	Attachment 1

8

D.	SHIPPING MATERIALS, TECHNICAL ASSISTANCE, SITE TRAINING, AND COMMUNICATONS WITH NIAID PROJECT OFFICER

1.	SHIPPING MATERIALS
a.	Provide to shipping Sites, IATA-approved packaging materials, associated shipping forms and shipment tracking services to maintain appropriate environmental safeguards and desired refrigeration levels for specific specimens in transit.

b.	Perform validation studies and quality assurance procedures on shipping containers per manufacturer and international, Federal, State, and local regulations, as applicable.
2.	TECHNICAL ASSISTANCE AND SITE TRAINING
a.	Develop, distribute, post, and maintain on a designated web site an NSR User Manual for Sites and GSMs that describes NSR use policies, guidelines, and reference materials such as:
1) shipping procedures to and from the NSR, including a list of NSR-provided shipping materials, vial and manifest format and content requirements, and specimen acceptance and return criteria;
2) data discrepancy reconciliation procedures and expected turnaround times for Site corrective actions; turnaround times for shipment inventory and commitment, as well as Site and non-Site request and receipt of outgoing shipments;
3) recommended supplies, vendors, and material-specific specimen processing for short, moderate, and long term storage; and
4) planning procedures for new material types or studies for specimen acceptance at the NSR, including expected short, moderate and long term storage as well as specimen discard criteria.
b.	Provide advice to Sites and GSMs via telephone, teleconference, and electronic communications on NSR policies, procedures, and guidelines required for all necessary activities that involve the receipt, storage, and shipment of specimens to and from the NSR.

c.	Provide technical advice to the NIAID Project Officer regarding current advances in repository specimen management.

d.	Provide training, instruction and oversight for all aspects of interactions between the NSR, Study Group Sites, and GSMs such as:
1) All components of the NSR User Manual, including shipping, labeling, bar-coding, specimen handling, on-site processing and storage;
2) Initial training for the SIDMS and training whenever the system is updated or new versions are released; and
3) At the request or approval of the NIAID Project Officer, provide operational information; participation at Study Group meetings (and other related Study Group meetings); training through telephone conference calls; on-site instruction;

Statement of Work HHSN272200700060C	Attachment 1

9

     training sessions at Study Group meetings; and consultation.
e.	Design, and upon review and approval of the NIAID Project Officer, distribute Study Group questionnaires on an annual basis for the NIAID Project Officer to receive feedback from users of the NSR on quality and usefulness of NSR services such as: timely delivery of shipping materials, turnaround times for specimen commitments and shipments, access to information on stored specimens, training sessions, and other services provided under the Contract.
3.	COMMUNICATIONS WITH THE NIAID PROJECT OFFICER
a.	Provide updates, reports and/or information regarding NSR progress on tasks as well as emerging issues during weekly conference calls that include the NIAID Project Officer, Principal Investigator, the Project Manager and other NSR personnel specified by the Contractor or the NIAID Project Officer.

b.	Meet with the NIAID Project Officer at least twice per year to review progress, and to discuss anticipated or existing problems, and work to be performed. The schedule and location of such meetings shall be determined by the NIAID Project Officer and will be in addition to the no-less-than-annual NIAID audits of the NSR.
E.	QUALITY ASSURANCE SYSTEMS

A comprehensive Quality Assurance Program (QAP) as outlined below, shall be present within existing operations or be enhanced and implemented within the first 90 days of the contract for the NSR facility, its operations, equipment, and personnel.
1.	QUALITY ASSURANCE PROGRAM
a.	Provide a comprehensive QAP to monitor the entire specimen management process, including specimen receipt and inspection at the vial, box and shipment level; specimen processing; monitoring of storage conditions at the box and freezer level; inspection of shipping containers and storage facilities including the central alarm system, air conditioning systems, and the back-up power system; specimen data management; requisitioning; and shipping of all requested specimens.

b.	Operate the QAP in an autonomous manner, separate from the technical staff, and report results directly to the contract Principal Investigator and/or other senior corporate management.

c.	Identify a number of key indicators or measures to monitor the specimen management process to include facilities, equipment, operations, and personnel. Examples of such indicators are: unidentified and identified vial versus manifest discrepancies; total number of discrepancies; data entry or technician processing errors; turn-around times; numbers of incoming and outgoing shipments; overall productivity (e.g., numbers of published papers using NSR specimens); and feed-back from user questionnaires (as described under paragraph D.2.e of this Statement of Work).

d.	Provide acceptable and non-acceptable (upper and lower limits), and achievable specification limits for all key indicators.

Statement of Work HHSN272200700060C	Attachment 1

10

e.	Follow and trend key indicators quarterly. Implement corrective actions as soon as specification limits are not met.

f.	Issue and review corrective action reports and provide appropriate follow-up action. Monitor out-of-specification and error rates and implement a program to reduce these rates to as low as reasonably achievable.

g.	Provide an internal audit process no less than semi-annually throughout the facility that produces reports summarizing the current status of repository operations and listing any non-conformances with repository SOPs, repository policies, and Federal, State, or local regulations.

h.	Provide a process for document version control.

i.	Follow, where applicable, CLIA 1988 and subsequent amendments, GLP, GMP, and/or ISO 9001 guidelines.

j.	An external audit of the facility and operations will be performed by the NIAID at least annually to review the repository operations and the QAP.
2.	SPECIMEN INTEGRITY EVALUATION
a.	Provide or develop a program for the periodic assessment of the biological integrity and viability of the various types of stored specimens, in order to correlate storage period and storage conditions with specimen degradation and loss of activity. NIAID staff and Study Group representatives will work with the Contractor to finalize a program.

b.	Evaluate every six months a selected group of analytes, for example, HIV RNA quantification; peripheral blood mononuclear cell (PBMC) culture infectivity with HIV and Epstein-Barr Virus (EBV); PBMC antigen, mitogen, or growth factor stimulation; apoptosis assays or other unique enzyme indicators of cell death or proliferation; and/or common clinical chemistry panels.

c.	Design innovative experimental studies and provide data to assist in guidance for improving future specimen storage, as well as determining scientific utility of the long term storage of current specimens and the introduction of bias due to processing and storage conditions.

d.	Include both physical storage conditions and biological and/or chemical variables in experimental study designs. Such evaluations shall require that the repository send appropriate specimens, such as duplicate or mock representatives to designated testing laboratories. These laboratories may belong to the repository, be a subcontractor(s), or be a collaborative effort with Study Groups.

e.	Obtain results of the specimen integrity evaluations and:

Statement of Work HHSN272200700060C	Attachment 1

11

1)	include them in Interim and the Quarterly Progress Reports (see Reporting Requirements and Other Deliverables Section of this RFP);

2)	prepare materials and write and/or support the preparation of scientific manuscripts for publication in peer reviewed journals; and

3)	at the NIAID Project Officer’s request, present or support the presentation of the data at scientific and Study Group meetings.
F.	SOFTWARE SYSTEMS
1.	SPECIMEN INVENTORY DATABASE MANAGEMENT SYSTEM

The NIAID owns a license to the Biological Specimen Inventory System (BSI-II) developed and maintained by Information Management Services, Inc (IMS). Information regarding the BSI-II and IMS, Inc. can be found at www.bsi-ii.com and www.imsweb.com. Use of the BSI-II system will be required during the first 4 to 12 months of the new contract and either (a) throughout the remainder of the contract or (b) until a replacement system, accepted by the NIAID, is fully implemented to allow for a validated transfer of the NIAID data from the BSI-II to a different SIDMS.

Approximately 4% of the existing NSR specimens stored are bar-coded. Approximately 75% of the shipments received after February 2005 are bar-coded and will continue to be bar-coded prospectively with the objective to ultimately receive bar-coded specimens for all incoming shipments.
a.	Provide the minimum requirements or their equivalents for hardware and software for the BSI-II and other software applications to include:
i.	IBM Compatible computer (PC), with a processor speed of 2 GHz, 512 MB RAM, CD R/W drive, 3.5 floppy drive, 40 GB hard drive, 1600 x 1200 — 16 bit color (8 meg) PCI or AGP, 19” CRT or 17” flat screen monitor, 10/100 Mbps Ethernet card, 4 USB ports;

ii.	Hewlett Packard (HP) Compatible Laser Jet Printer or other laser printer;

iii.	Internet service provider and high speed connection to the internet (cable modem, DSL, ISDN, Ethernet); and

iv.	Software packages, which include Microsoft Windows 2000 or XP, Microsoft Office Suite, Symantec PC Anywhere-Version 10.5 or higher, Backup Software (e.g.

Statement of Work HHSN272200700060C	Attachment 1

12

Colorado Backup or Iomega), anti-virus software with up-to-date virus definitions (e.g. McAfee or Norton Anti-virus).
b.	Provide and maintain a computer facility and SIDMS to track specimens and activities in the NSR. The BSI-II or SIDMS shall be maintained and updated on a Government-furnished or approved central automated data processing system to integrate specimen information received from all Sites and collected by the NSR. At a minimum, the system shall include the following capabilities and compiled data:
i.	print and scan bar-coded specimen labels;

ii.	import and export bar-coded and study-specific electronic manifest information;

iii.	capture data associated with received and requisitioned specimens, including primary specimen data from Sites; data collected upon inspection of vial receipt; and any activity associated with specimen processing before permanent storage, during storage, during requisitioning, and subsequent shipment;

iv.	participant Site contact information;

v.	data associated with key tasks performed in receipt, commitment and shipment of specimens including contract personnel identification performing the tasks;

vi.	data associated with relevant dates for receipt, commitment, and shipment of specimens and associated intermediate processes such as when specimen requests are created, and when aliquoting or other specimen processing tasks are performed; and

vii.	freezer and box storage conditions linked to vial data when out-of-range findings occur.
c.	Generate standard reports for the Quarterly Progress Reports (see Reporting Requirements and Other Deliverables Section of this RFP), as well as ad hoc reports requested by the NIAID Project Officer for subsets of the data collected in the SIDMS.

d.	Provide for the security of the SIDMS with confidential access codes.Use of industry-standard security access codes is required.

e.	Provide the NIAID Project Officer and designees user access to the SIDMS. The NIAID Project Officer will determine the level of information to be disseminated and to whom it shall be made available.

f.	Perform daily back-up of database files and programs and store on-site.

Statement of Work HHSN272200700060C	Attachment 1

13

Perform complete weekly back-up of database files and programs and store in an off-site location from the computer facility.

g.	Provide and maintain a SIDMS User Manual for NSR data entry and technician staff as well as GSMs. The SIDMS User Manual shall be posted and updated on a designated NSR website.

h.	Maintain a copy of the National AIDS Repository Database System (NARDS) as a historical and accessible record of specimen information collected prior to transferring the data to the BSI. Refer to Appendix A for additional information regarding the NARDS.

i.	If a different SIDMS other than the BSI-II is utilized by the Contractor, a copy of the BSI-II database shall be retained and accessible. Additionally, prior to full implementation of the new SIDMS, transfer of the NSR data from the BSI-II to a different SIDMS must be validated and approved by the NIAID Project Officer.
2.	NSR WEB SITE

Maintain and update an interactive, user-friendly and secure internet web site for posting relevant NSR information such as NSR and SIDMS User Manuals, NSR policies and guidelines, relevant scientific data or publications, monthly incoming shipments, monthly outgoing shipments with in queue or shipped status, and quarterly discrepancy rates by Study Group and Site. Paragraphs B.2.f. and F.1.f.of this Statement of Work provide examples of relevant NSR information to be posted on the web site.

3.	DAIDS-ENTERPRISE SYSTEM INTERFACE

Upon request of the NIAID Project Officer, provide NSR information through the DAIDS-Enterprise System (see Appendix A for information on the DAIDS — Enterprise System) such as:
a)	Site and NSR contact information;

b)	total numbers of committed specimens by Study Group and predominant specimen type;

c)	total numbers of specimens requisitioned by Study Group; and

d)	integrity, stability, and/or functional data on stored specimens.
4.	ELECTRONIC COMMUNICATION
     a. Provide the capability to receive manifest data files electronically from the Laboratory Data Management System (LDMS) and HVTN Laboratory Information Management System (LIMS) for import into the SIDMS and to

Statement of Work HHSN272200700060C	Attachment 1

14

communicate electronically via secure e-mail with all Sites, GSMs, the DAIDS Enterprise System, and the NIAID Project Officer. See Appendix A for a description of databases and software systems.
b. Provide a state-of-the-art software system for data management for expedited processing of selected high-priority information (e.g., received shipment status, vial discrepancies, weekly specimen batch commitments and shipments, freezer failures, vial status, data audit trails) and for ready transferal of data, and complete system and data documentation to NIAID or others at any point during the contract. The system shall provide sufficient flexibility and accessibility to answer any inquiries in a timely manner, typically no more than one business day.
5.	SYSTEM SECURITY

Provide security needs to meet NIH requirements. Develop a system security plan and submit it through the NIAID Project Officer to the NIAID Office of Technology and Information Systems (OTIS) for approval. Implement and maintain security requirements for the SIDMS and other database and hard copy systems to provide security against anticipated risks including loss of specimen data or important software, and access of records by unauthorized personnel or outside entities. A comprehensive plan and its intended use can be found at http://irm.cit.nih.gov/security/secplantemp.doc.

6.	SYSTEM MAINTENANCE AND UPGRADES
a.	Maintain and upgrade software programs that are compatible with current software in use at NIAID and with changes made in NIAID systems. Any computer system for data management or new software must meet OTIS standards and shall be developed with the software, Operating System’s (OS), languages and tools recommended by OTIS in order to ensure integrated operability with the rest of NIAID databases and infrastructure. Prior to any software purchase or development, consultation must occur with the NIAID Project Officer and OTIS staff to determine the direction, software, OSs, languages and tools to be used.

b.	Maintain and upgrade reliable and secured electronic communication linkages with NIAID, Sites, and SGMs that facilitate sending e-mail and sharing text and data files.

c.	Management tools, computer systems, databases, documentation, data, and any other electronic or hard copy files or items developed via this contract will remain the property of the NIAID.

Statement of Work HHSN272200700060C	Attachment 1

15

7.	INTERACTION WITH OTHER NIAID CONTRACTORS

At the request of the NIAID Project Officer, perform data entry or interact with other NIAID contractors for the exchange of data, movement of specimens and investigational products. The Contractor may be asked to download or transfer data to other NIAID or DAIDS- supported software systems.

8.	INFORMATION TECHNOLOGY REPORT

With input from NIAID subject matter experts, study the Information Technology (IT) hardware, software, networking and security needs for the entire project and develop a report of the IT requirements (including a complete IT security assessment). Part of this process shall include interaction with, and review by, OTIS staff to ensure alignment with NIAID IT operations, business processes, and documentation deliverables for the proposed IT infrastructure. The study and final recommendations shall include: IT architecture (network, security, server, application, and database), schemas, run books, processes, procedures, disaster recovery, failover, troubleshooting, application/system monitoring, and change control/management.

9.	INFORMATION SECURITY (InfoSec)

InfoSec consists of:
i.	Confidentiality — the prevention of unauthorized disclosure/use of information;

ii.	Integrity — the prevention of unauthorized modifications to information; and

iii.	Availability — ensuring the reliable and timely access to data or computing resources.
With input from the NIAID Project Officer and OTIS staff, conduct a study of the InfoSec requirements of the entire project including: the privacy requirements of clinical data; physical and electronic security for both hardware, software and communications; and whether all participants involved in the contract (subcontractors, NIAID staff, study Site investigators, etc.) need to have a secure capability for communication and exchange of information in the case of a national disaster that may disrupt the ability to interact and exchange needed information. The study shall include a definition of the entire system, such as the physical and logical description of the entire planned system, including hardware, software, communications, InfoSec and other considerations.
G.	PROJECT MANAGEMENT

Statement of Work HHSN272200700060C	Attachment 1

16

Provide a technical and administrative infrastructure to ensure the efficient planning, initiation, implementation, and management of all activities carried out under this contract and effective communications with the NIAID Project Officer and the NIAID Contracting Officer. This infrastructure shall include a Principal Investigator with responsibility for overall project management and communications, tracking, monitoring and reporting on project status and progress, and recommending modifications to project requirements and timelines, including projects undertaken by subcontractors. This infrastructure shall also include a Project Manager to coordinate repository activities conducted under this contract; and administrative staff with responsibility for financial management and financial reporting on all activities conducted by the Contractor and any subcontractors.
H.	FINAL TRANSITION

The Contractor shall ensure an orderly transition to a possible successor contractor prior to expiration of this contract.
1.	TRANSITION OF ACTIVITIES UPON COMPLETION OF THE CONTRACT
a.	Eight months prior to the completion of this Contract, provide to the NIAID Project Officer a draft Final Transition Plan that details the transition to a possible successor contractor of all contract-related materials. These materials shall be organized and catalogued in sufficient detail to support an orderly transition to a possible successor contractor. The Contractor shall work with the NIAID Project Officer and the NIAID Contracting Officer to refine and complete this plan, with a Final Transition Plan to be provided 6 months prior to the expiration date of the contract. The Final Transition Plan shall include recommended steps with a detailed cost estimate to sustain the activities provided for in the contract during transition and shall include delivery to the NIAID or its designee, by the expiration date of this contract, all contract-related items including:
1)	Specimen Freezers and contents. The Contractor shall perform operational and performance qualifications on freezers to be transferred to the successor Contractor;

2)	All computerized data files and software systems (with documentation and specifications) including specimen inventory files, specimen batches in queue for commitment or shipment, data entry files, active specimen discrepancy files (information shall be provided in electronic format and transferred in a secure manner as determined by NIAID IT and the contractor);

3)	DAIDS-specific SOPs, hard copy files of freezer management and maintenance, correspondence files, archived activity files for incoming and outgoing shipments; and

Statement of Work HHSN272200700060C	Attachment 1

17

4)	Government-Furnished Property (GFP). Verification of equipment performance standards shall take place prior to the transfer.
b.	Notify all Sites as early as possible of the transition. Provide to the Sites and GSMs the schedules for the transition and instructions concerning any changes in repository activities, including schedules anticipated during the transition period.
I.	EXPANDED SERVICES THROUGH EXERCISE OF OPTION(S)

In addition to the services outlined above to be provided for the basic requirement, Options(s) for additional services under the contract are defined as follows:

If and to the extent the Option is exercised, the services provided will support up to five (5) additional sites, which may be any combination of domestic or international Sites/non-Sites. Each contract year will provide for the potential exercise of up to three (3) options which will provide for the support of up to fifteen (15) additional sites, per year. The services required will be of the same scope as outlined for the basic requirement.

It will not be known at the time of contract award which sites will be included in the option(s). While these options will be evaluated prior to contract award, it will be necessary for the contractor to submit a brief technical plan and cost proposal once the sites to be supported are identified, and prior to the exercise of each option(s).
[END OF STATEMENT OF WORK]

Statement of Work HHSN272200700060C	Attachment 1

18

APPENDIX A to STATEMENT OF WORK
COMPUTER SYSTEMS
BSI-II, LDMS, LIMS, NARDS, and DAIDS-ES
The NIAID may have a necessity within the period of the awarded contract to convert existing systems, databases, and applications to a functionally equivalent and compatible environment.
BSI-II
The BSI-II will be provided to the successful Offeror through a license that the NIAID owns. The BSI-II has the following specifications and minimum hardware/software requirements.
     Requirements for the client: PC with 512 MB RAM, 800x600 monitor, 10 MB Disk space, JRE 1.5
Requirements for the transaction server: hi speed multi-processor unix/linux/windows box, JRE 1.5, firewall and backup software
Requirements for the transaction server: Sybase 11.9.2 or Postgres on a multiprocessor box, firewall and backup software.
Requirements for a web server/web services: Apache & Tomcat and associated hardware to run them
Description of the BSI-II System:
The Client, Transaction Server, and Database
The system uses a three-tiered client/server architecture backed by a Sybase SQL database to provide access to information on more than nine million specimens. The first tier is the client which executes on the users local machine, and provides the user interface for the BSI-II system. The client is written in Java and is optimized for the Microsoft Windows environment. The client connects to the second tier, the transaction server, via the Internet. The transaction server is written in non-GUI Java and executes on a Linux machine located at IMS. The transaction server implements the interface between the client and the third tier, the SQL database. For the third tier the BSI-II system uses the Sybase Adaptive Server Enterprise SQL database executing on a SPARC station located at IMS inside a firewall. (Note: this will be changing to a Postgres database and Linux during 2005).
Capabilities
The BSI-II client interface is a tabbed panel window consisting of a general information page and the most frequently accessed managers. This main screen includes managers for incoming shipments, data entry, reporting, and requisitions. Each manager is displayed on an individual tab and can be used to launch

Appendix A to Attachment 1, Statement of Work HHSN272200700060C	Attachment 1

1

multiple editor windows. Once the editor is launched, the user can return to the main window at any time. The main window also has drop-down menus to access other managers and dialogs. The capabilities of the three main editors and other system functions are detailed below.
The incoming shipments editor allows the repository to track new specimens sent to the database, as well as tracking any discrepancies that might exist between the physical shipment and the electronic manifest. Viewing of manifest data and observed data values are permitted. Automatic transfer to data entry batches for committing to the database is supported.
The data entry editor has a spreadsheet interface for entering new and modifying existing data. The editor provides for automatic syntax formatting of data; context sensitive code lists; templates to automate repetitive data entry tasks; data generation; data import; and two levels of data validation. In addition, the BSI Translate program will assist the user in translating data from external systems to the BSI data language. BSI Translate also provides support for label scanning and automatic generation of data.
The system has an extensive reporting capability, and currently supports five types of reports: standard, listing, frequency, requisition, and system reports. All of the reports use the same report editor, a tabbed window where each page is used to collect different information about the report. Reports can be produced in PDF, HTML, CSV, or interactive table format. While there are over 45 standard reports and 20 lab/shipment reports available, the dynamic reports are the most utilized by the current user base.
Requisitions are used to request and track work performed on specimens in the inventory. The work tracked by BSI-II encompasses a wide range of tasks, including: aliquot, re-label, destroy, shipment, return to inventory, and other processes.
There are also modules to provide reservation of sample IDs, user administration, code list management, data entry template management; multi-specimen container (MSC) support; label printing; contact management; as well as views for server locks, system status, and the job queue.
Data transfer from NARDS to BSI-II
A conversion plan and program was written for each of the studies imported from the NARDS database. The database was validated during the transfer to the BSI, with defined checkpoints. An analysis of the data was performed and the transferred data were deemed acceptable prior to use of the data in the BSI.
LDMS and LIMS
Most, but not all, Sites are currently linked through an electronic network which is used to manage specimens and/or generate data from the Sites to a remote Central Database. The MACS, WIHS, HPTN, HVTN (international Sites) and WITS sites are also using a customized laboratory data management system (LDMS) that tracks specimens, provides assay templates, calculates derived quantities, produces reports, creates barcoded labels

Appendix A to Attachment 1, Statement of Work HHSN272200700060C	Attachment 1

2

with a unique identifier, and generates data files for export from the Site. The domestic HVTN Sites are utilizing a different, customized laboratory information management system (LIMS) that performs the same tasks as the LDMS. The LIMS software is developed by LabWare, Inc (www.labware ) and maintained by a group that includes HVTN, LabWare, Inc, and other commercial consultant representatives.
The Central Database for the MACS and WIHS is maintained by the Data Management and Statistical Center (DMSC) at the Johns Hopkins School of Public Health and the LDMS is maintained and updated by the Frontier Science Foundation (www.fstrf.org). The Central Database for the HVTN and HPTN is maintained by the DMSC located at the Fred Hutchinson Cancer Research Center in Seattle, Washington (www.fhcrc.org). The Central Database for the WITS is maintained by the DMSC located at Clinical Trials and Surveys Corporation (C-TASC; www.c-tasc.com). Specimen data acquired by all Sites for the NSR are currently generated by the Sites through an electronic manifest that is sent directly to the Contractor.
NARDS
The NARDS database was utilized during previous NIAID Repository contracts held prior to September 1999. The NARDS data set is currently stored as a SAS database. It includes 12 tables for inventory, aliquots, withdraws, deletes, etc. Beyond September 1999, the NARDS data set has only been utilized to confirm that the data transfer was correct (performed at the time the current contract was awarded in September 1999).
Division of AIDS — Enterprise System (DAIDS-ES)
The successful Offeror may be required to provide some NSR-related information through the DAIDS-ES. While some of this may be accomplished through a link from DAIDS-ES to the NSR web site, some data may need to be shared by the NSR, with DAIDS-ES, in which case data sharing agreements, standards, etc., will be required.
The DAIDS-ES is a comprehensive system that supports the business functions, management and oversight responsibilities of the Division of AIDS. The current components of the DAIDS-ES include:
DAIDS Master Contact System
The DAIDS Master Contact System is a centralized system for all address and contact information for stakeholders engaged in clinical research, such as investigators, participating institutions, laboratories, agencies, pharmaceutical sponsors, manufacturers, etc.
DAIDS Expedited Adverse Event Reporting System (DAERS)
The DAERS is a web-based application for expedited reporting of adverse events in DAIDS-sponsored clinical trials. DAERS is a 21 CFR Part 11 compliant system for use in therapeutic, vaccine and prevention trials.
DAIDS Protocol Management System

Appendix A to Attachment 1, Statement of Work HHSN272200700060C	Attachment 1

3

The DAIDS Protocol Management System supports end-to-end clinical trials processes, including: protocol development, registration, conduct, accrual, oversight, site monitoring, tracking and closeout. The system is CDISC and HL7 compliant with full auditing capabilities.
Successful Offerors may be required to interface, integrate or adapt their information system(s) to interact with these and future components of the DAIDS-ES, as necessary.
To achieve compatibility, DAIDS and its collaborators (contractors, cooperative agreement holders, grantees, etc.) will implement applications or data exchange mechanisms using platform technology standards such as: Web Services, eXtensible Markup Language (XML), XML Schema Definitions (XSD), RDBMS, .NET Framework, UDDI, IIS, Internet Explorer, Service Oriented Architecture (SOA), Design Patterns, Frameworks and Templates as defined by the DAIDS-ES. Collaborators shall adhere to these guidelines and standards on a continual basis.
This requirement will include the need to utilize DAIDS-ES-specified software Application Programming Interfaces (APIs) or XML and XSD, where appropriate, in all relevant applications that affect specific types of transactions, Graphical User Interfaces (GUI) and other software-based tasks that interact with or become part of the DAIDS-ES.
Depending upon the architecture and implementation of Offerors’ data management system(s), the following activities may be required to be compatible with the DAIDS-ES:
Build Interface:
Using DAIDS-ES-specified data standards, collaborators shall provide access to data in their local system(s). Standards shall either be industry data exchange standards such as those specified by NIH, CDISC, HL7 or adapted versions of these as defined by DAIDS.
System Adaptation:
Collaborators may need to adapt or modify their data management system(s) to receive and store data from the DAIDS-ES. For example, DAIDS is establishing a standardized naming and numbering convention for its awardee institutions. The DAIDS shall provide collaborators with a single set of institution or laboratory names and identifiers for all of its research participants. Collaborator’s data system(s) may have to be adapted or modified to accommodate the DAIDS standard(s).
System Integration:
Collaborators may be required to dynamically obtain data from the DAIDS-ES to perform specific job functions. This will require the integration of collaborator’s system(s) with the DAIDS-ES via data linkages using the appropriate latency factor or through Web Services. For example, the DAIDS-ES will serve as the central repository for investigator and protocol status information. Collaborators whose work requires information from the DAIDS-ES must dynamically integrate it into their respective data system(s).

Appendix A to Attachment 1, Statement of Work HHSN272200700060C	Attachment 1

4

INVOICE/FINANCING REQUEST AND CONTRACT FINANCIAL REPORTING
INSTRUCTIONS FOR NIH COST-REIMBURSEMENT CONTRACTS, NIH(RC)-4
Format: Payment requests shall be submitted on the Contractor’s self-generated form in the manner and format prescribed herein and as illustrated in the Sample Invoice/Financing Request. Standard Form 1034, Public Voucher for Purchases and Services Other Than Personal, may be used in lieu of the Contractor’s self-generated form provided it contains all of the information shown on the Sample Invoice/Financing Request. DO NOT include a cover letter with the payment request.
Number of Copies: Payment requests shall be submitted in the quantity specified in the Invoice Submission Instructions in Section G of the Contract Schedule.
Frequency: Payment requests shall not be submitted more frequently than once every two weeks in accordance with the Allowable Cost and Payment Clause incorporated into this contract. Small business concerns may submit invoices/financing requests more frequently than every two weeks when authorized by the Contracting Officer.
Cost Incurrence Period: Costs incurred must be within the contract performance period or covered by precontract cost provisions.
Billing of Costs Incurred: If billed costs include (1) costs of a prior billing period, but not previously billed, or (2) costs incurred during the contract period and claimed after the contract period has expired, the Contractor shall site the amount(s) and month(s) in which it incurred such costs.
Contractor’s Fiscal Year: Payment requests shall be prepared in such a manner that the Government can identify costs claimed with the Contractor’s fiscal year.
Currency: All NIH contracts are expressed in United States dollars. When the Government pays in a currency other than United States dollars, billings shall be expressed, and payment by the Government shall be made, in that other currency at amounts coincident with actual costs incurred. Currency fluctuations may not be a basis of gain or loss to the Contractor. Notwithstanding the above, the total of all invoices paid under this contract may not exceed the United States dollars authorized.
Costs Requiring Prior Approval: Costs requiring the Contracting Officer’s approval, which are not set forth in an Advance Understanding in the contract, shall be identified and reference the Contracting Officer’s Authorization (COA) Number. In addition, the Contractor shall show any cost set forth in an Advance Understanding as a separate line item on the payment request.
Invoice/Financing Request Identification: Each payment request shall be identified as either:
(a)	Interim Invoice/Contract Financing Request: These are interim payment requests submitted during the contract performance period.

(b)	Completion Invoice: The completion invoice shall be submitted promptly upon completion of the work, but no later than one year from the contract completion date, or within 120 days after settlement of the final indirect cost rates covering the year in which the contract is physically complete (whichever date is later).The Contractor shall submit the completion invoice when all costs have been assigned to the contract and it completes all performance provisions.

(c)	Final Invoice: A final invoice may be required after the amounts owed have been settled between the Government and the Contractor (e.g., resolution of all suspensions and audit exceptions).

NIH(RC)-4	ATTACHMENT 2
Rev. 05/2007

1

Preparation and Itemization of the Invoice/Financing Request: The Contractor shall furnish the information set forth in the instructions below. The instructions are keyed to the entries on the Sample Invoice/Financing Request.
(a)	Designated Billing Office Name and Address: Enter the designated billing office name and address, as identified in the Invoice Submission Instructions in Section G of the Contract Schedule.

(b)	Contractor’s Name, Address, Point of Contact, VIN, and DUNS or DUNS+4 Number: Show the Contractor’s name and address exactly as they appear in the contract, along with the name, title, phone number, and e-mail address of the person to notify in the event of an improper invoice or, in the case of payment by method other than Electronic Funds Transfer, to whom payment is to be sent. Provide the Contractor’s Vendor Identification Number (VIN), and Data Universal Numbering System (DUNS) number or DUNS+4. The DUNS number must identify the Contractor’s name and address exactly as stated on the face page of the contract. When an approved assignment has been made by the Contractor, or a different payee has been designated, provide the same information for the payee as is required for the Contractor (i.e., name, address, point of contact, VIN, and DUNS).

(c)	Invoice/Financing Request Number: Insert the appropriate serial number of the payment request.

(d)	Date Invoice/Financing Request Prepared: Insert the date the payment request is prepared.

(e)	Contract Number and Order Number (if applicable): Insert the contract number and order number (if applicable).

(f)	Effective Date: Insert the effective date of the contract or if billing under an order, the effective date of the order.

(g)	Total Estimated Cost of Contract/Order: Insert the total estimated cost of the contract, exclusive of fixed-fee. If billing under an order, insert the total estimated cost of the order, exclusive of fixed-fee. For incrementally funded contracts/orders, enter the amount currently obligated and available for payment.

(h)	Total Fixed-Fee: Insert the total fixed-fee (where applicable). For incrementally funded contracts/orders, enter the amount currently obligated and available for payment.

(i)	Two-Way/Three-Way Match: Identify whether payment is to be made using a two-way or three-way match.To determine required payment method, refer to the Invoice Submission Instructions in Section G of the Contract Schedule.

(j)	Office of Acquisitions: Insert the name of the Office of Acquisitions, as identified in the Invoice Submission Instructions in Section G of the Contract Schedule.

(k)	Central Point of Distribution: Insert the Central Point of Distribution, as identified in the Invoice Submission Instructions in Section G of the Contract Schedule.

(l)	Billing Period: Insert the beginning and ending dates (month, day, and year) of the period in which costs were incurred and for which reimbursement is claimed.

(m)	Amount Billed — Current Period: Insert the amount claimed for the current billing period by major cost element, including any adjustments and fixed-fee. If the Contract Schedule contains separately priced line items, identify the contract line item(s) on the payment request and include a separate breakdown (by major cost element) for each line item.

(n)	Amount Billed — Cumulative: Insert the cumulative amounts claimed by major cost element, including any adjustments and fixed-fee. If the Contract Schedule contains separately priced line items, identify the contract line item(s) on the payment request and include a separate breakdown (by major cost element) for each line item.

NIH(RC)-4	ATTACHMENT 2
Rev. 05/2007

2

(o)	Direct Costs: Insert the major cost elements. For each element, consider the application of the paragraph entitled “Costs Requiring Prior Approval” on page 1 of these instructions.
(1)	Direct Labor: Include salaries and wages paid (or accrued) for direct performance of the contract.

For Level of Effort contracts only, the Contractor shall provide the following information on a separate sheet of paper attached to the payment request:
- hours or percentage of effort and cost by labor category (as specified in the Level of Effort Article in Section F of the contract) for the current billing period, and
- hours or percentage of effort and cost by labor category from contract inception through the current billing period. (NOTE: The Contracting Officer may require the Contractor to provide additional breakdown for direct labor, such as position title, employee name, and salary or hourly rate.)
(2)	Fringe Benefits: List any fringe benefits applicable to direct labor and billed as a direct cost. Do not include in this category fringe benefits that are included in indirect costs.

(3)	Accountable Personal Property: Include permanent research equipment and general purpose equipment having a unit acquisition cost of $1,000 or more, with a life expectancy of more than two years, and sensitive property regardless of cost (see the HHS Contractor’s Guide for Control of Government Property). Show permanent research equipment separate from general purpose equipment.

On a separate sheet of paper attached to the payment request, list each item for which reimbursement is requested. An asterisk (*) shall precede the item if the equipment is below the $1,000 approval level. Include reference to the following (as applicable):
- item number for the specific piece of equipment listed in the Property Schedule, and
- COA number, if the equipment is not covered by the Property Schedule.
The Contracting Officer may require the Contractor to provide further itemization of property having specific limitations set forth in the contract.

(4)	Materials and Supplies: Include equipment with unit costs of less than $1,000 or an expected service life of two years or less, and consumable material and supplies regardless of amount.

(5)	Premium Pay: List remuneration in excess of the basic hourly rate.

(6)	Consultant Fee: List fees paid to consultants. Identify consultant by name or category as set forth in the contract or COA, as well as the effort (i.e., number of hours, days, etc.) and rate billed.

(7)	Travel: Include domestic and foreign travel. Foreign travel is travel outside of Canada, the United States and its territories and possessions. However, for an organization located outside Canada, the United States and its territories and possessions, foreign travel means travel outside that country. Foreign travel must be billed separately from domestic travel.

(8)	Subcontract Costs: List subcontractor(s) by name and amount billed.

(9)	Other: List all other direct costs in total unless exceeding $1,000 in amount. If over $1,000, list cost elements and dollar amounts separately. If the contract contains restrictions on any cost element, that cost element must be listed separately.
(p)	Cost of Money (COM): Cite the COM factor and base in effect during the time the cost was incurred and for which reimbursement is claimed.

NIH(RC)-4	ATTACHMENT 2
Rev. 05/2007

3

(q)	Indirect Costs: Identify the indirect cost base (IDC), indirect cost rate, and amount billed for each indirect cost category.

(r)	Fixed-Fee: Cite the formula or method of computation for fixed-fee, if applicable. The fixed-fee must be claimed as provided for by the contract.

(s)	Total Amounts Claimed: Insert the total amounts claimed for the current and cumulative periods.

(t)	Adjustments: Include amounts conceded by the Contractor, outstanding suspensions, and/or disapprovals subject to appeal.

(u)	Grand Totals

(v)	Certification of Salary Rate Limitation: If required by the contract (see Invoice Submission Instructions in Section G of the Contract Schedule), the Contractor shall include the following certification at the bottom of the payment request:

“I hereby certify that the salaries billed in this payment request are in compliance with the Salary Rate Limitation Provisions in Section H of the contract.”
The Contracting Officer may require the Contractor to submit detailed support for costs claimed on one or more interim payment requests.

NIH(RC)-4	ATTACHMENT 2
Rev. 05/2007

4

FINANCIAL REPORTING INSTRUCTIONS:
These instructions are keyed to the Columns on the sample invoice/financing request.
Column A — Expenditure Category: Enter the expenditure categories required by the contract.
Column B — Cumulative Percentage of Effort/Hrs. — Negotiated: Enter the percentage of effort or number of hours agreed to for each employee or labor category listed in Column A.
Column C — Cumulative Percentage of Effort/Hrs. — Actual: Enter the percentage of effort or number of hours worked by each employee or labor category listed in Column A.
Column D — Amount Billed — Current: Enter amounts billed during the current period.
Column E — Amount Billed — Cumulative: Enter the cumulative amounts to date.
Column F — Cost at Completion: Enter data only when the Contractor estimates that a particular expenditure category will vary from the amount negotiated. Realistic estimates are essential.
Column G — Contract Amount: Enter the costs agreed to for all expenditure categories listed in Column A.
Column H — Variance (Over or Under): Show the difference between the estimated costs at completion (Column F) and negotiated costs (Column G) when entries have been made in Column F. This column need not be filled in when Column F is blank. When a line item varies by plus or minus 10 percent, i.e., the percentage arrived at by dividing Column F by Column G, an explanation of the variance should be submitted. In the case of an overrun (net negative variance), this submission shall not be deemed as notice under the Limitation of Cost (Funds) Clause of the contract.
Modifications: Any modification in the amount negotiated for an item since the preceding report should be listed in the appropriate cost category.
Expenditures Not Negotiated: An expenditure for an item for which no amount was negotiated (e.g., at the discretion of the Contractor in performance of its contract) should be listed in the appropriate cost category and all columns filled in, except for G. Column H will of course show a 100 percent variance and will be explained along with those identified under H above.

NIH(RC)-4	ATTACHMENT 2
Rev. 05/2007

5

NIH(RC)-4	ATTACHMENT 2
Rev. 05/2007

6

HHSAR 352.223-70 SAFETY AND HEALTH (JANUARY 2006)
(a)	To help ensure the protection of the life and health of all persons, and to help prevent damage to property, the Contractor shall comply with all Federal, State and local laws and regulations applicable to the work being performed under this contract. These laws are implemented and/or enforced by the Environmental Protection Agency, Occupational Safety and Health Administration and other agencies at the Federal, State and local levels (Federal, State and local regulatory/enforcement agencies).
(a)	In addition, the following regulations must be followed when developing and implementing health and safety operating procedures and practices for both personnel and facilities involving the use or handling of hazardous materials and the conduct of research, development, or test projects:
(1)	29 CFR 1910.1030, Bloodborne pathogens; 29 CFR 1910.1450, Occupational exposure to hazardous chemicals in laboratories; and other applicable occupational health and safety standards issued by the Occupational Health and Safety Administration (OSHA) and included in 29 CFR Part 1910. These regulations are available at:
http://www.osha.gov/comp-links.html

(2)	Nuclear Regulatory Commission Standards and Regulations, pursuant to the Energy Reorganization Act of 1974 (42 U.S.C. 5801 et seq.). Copies may be obtained from the U.S. Nuclear Regulatory Commission, Washington, DC 20555-0001.
2.	The following guidelines are recommended for use in developing and implementing health and safety operating procedures and practices for both personnel and facilities:
(1)	Biosafety in Microbiological and Biomedical Laboratories, CDC and NIH, HHS. This publication is available at http://bmbl.od.nih.gov/index.htm.

(2)	Prudent Practices for Safety in Laboratories (1995), National Research Council, National Academy Press, 500 Fifth Street, NW., Lockbox 285, Washington, DC 20055 (ISBN 0-309-05229-7). This publication can be obtained by telephoning 800-624-8373. It also is available at http://www.nap.edu/catalog/4911.html.
(b)	Further, the Contractor shall take or cause to be taken additional safety measures as the Contracting Officer, in conjunction with the project or other appropriate officers, determines to be reasonably necessary. If compliance with these additional safety measures results in an increase or decrease in the cost or time required for performance of any part of work under this contract, an equitable adjustment will be made in accordance with the applicable “ Changes” clause set forth in this contract.

(c)	The Contractor shall maintain an accurate record of, and promptly report to the Contracting Officer, all accidents or incidents resulting in the exposure of persons to toxic substances, hazardous materials or hazardous operations; the injury or death of any person; and/or damage to property incidental to work performed under the contract and all violations for which the Contractor has been cited by any Federal, State or local regulatory/enforcement agency. The report shall include a copy of the notice of violation and the findings of any inquiry or inspection, and an analysis addressing the impact these violations may have on the work remaining to be performed. The report shall also state the required action(s), if any, to be taken to correct any violation(s) noted by the Federal, State or local regulatory/enforcement agency and the time frame allowed by the agency to accomplish the necessary corrective action.

Safety and Health Clause	ATTACHMENT 3
HHSAR 352.223-70, (1/06)

(d)	If the Contractor fails or refuses to comply with the Federal, State or local regulatory/enforcement agency’s directive(s) regarding any violation(s) and prescribed corrective action(s), the Contracting Officer may issue an order stopping all or part of the work until satisfactory corrective action (as approved by the Federal, State or local regulatory/enforcement agencies) has been taken and documented to the Contracting Officer. No part of the time lost due to any stop work order shall be subject to a claim for extension of time or costs or damages by the Contractor.

(e)	The Contractor shall insert the substance of this clause in each subcontract involving toxic substances, hazardous materials, or hazardous operations. Compliance with the provisions of this clause by subcontractors will be the responsibility of the Contractor.
(End of Clause)

Safety and Health Clause	ATTACHMENT 3
HHSAR 352.223-70, (1/06)

PROCUREMENT OF CERTAIN EQUIPMENT
Notwithstanding any other clause in this contract, the Contractor will not be reimbursed for the purchase, lease, or rental of any item of equipment listed in the following Federal Supply Groups, regardless of the dollar value, without the prior written approval of the Contracting Officer.
67 -	Photographic Equipment

69 -	Training Aids and Devices

70 -	General Purpose ADP Equipment, Software, Supplies and Support (Excluding 7045-ADP Supplies and Support Equipment.)

71 -	Furniture

72 -	Household and Commercial Furnishings and Appliances

74 -	Office Machines and Visible Record Equipment

77 -	Musical Instruments, Phonographs, and Home-type Radios

78 -	Recreational and Athletic Equipment
When equipment in these Federal Supply Groups is requested by the Contractor and determined essential by the Contracting Officer, the Government will endeavor to fulfill the requirement with equipment available from its excess personal property sources, provided the request is made under a contract. Extensions or renewals of approved existing leases or rentals for equipment in these Federal Supply Groups are excluded from the provisions of this article.

NIH(RC)-7 (4/1/84)	ATTACHMENT 4
OMB Bulletin 81-16

Disclosure of Lobbying Activities	ATTACHMENT 5
SF-LLL

1

INSTRUCTIONS FOR COMPLETION OF SF-LLL, DISCLOSURE OF LOBBYING ACTIVITIES
This disclosure form shall be completed by the reporting entity, whether subawardee of prime Federal recipient, at the initiation or receipt of a covered Federal action, or a material change to a previous filing, pursuant to title 31 U.S.C. section 1352. The filing of a form is required for each payment or agreement to make payment to any lobbying entity for influencing of attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with a covered Federal action. Use the SF-LLL-A Continuation Sheet for additional information if the space on the form is inadequate. Complete all items that apply for both the initial filing and material change report. Refer to the implementing guidance published by the Office of Management and Budget for additional information.
1.	Identify the type of covered Federal action for which lobbying activity is and/or has been secured to influence the outcome of a covered Federal action.

2.	Identify the status of the covered Federal action.

3.	Identify the appropriate classification of this report. If this is a follow-up report caused by a material change to the information previously reported, enter the year and quarter in which the change occurred. Enter the date of the last previously submitted report by this reporting entity for this covered Federal action.

4.	Enter the full name, address, city, state and zip code of the reporting entity. Include Congressional District, if known. Check the appropriate classification of the reporting entity that designates if it is, or expects to be, a prime or subaward recipient. Identify the tier of the subawardee, e.g., the first subawardee of the prime is the 1st tier. Subawards include but are not limited to subcontracts, subgrants and contract awards under grants.

5.	If the organization filing the report in item 4 checks “Subawardee,” then enter the full name, address, city, state and zip code of the prime Federal recipient. Include Congressional District, if known.

6.	Enter the name of the Federal agency making the award or loan commitment. Include at least one organizational level below agency name, if known. For example, Department of Transportation, United States Coast Guard.

7.	Enter the Federal program name or description for the covered Federal action (item 1). If known, enter the full Catalog of Federal Domestic Assistance (CFDA) number for grants, cooperative agreements, loans, and loan commitments.

8.	Enter the most appropriate Federal identifying number available for the Federal action identified in item 1 (e.g., Request for Proposal (RFP) number, Invitation for Bid (IFB) number, grant announcement number, the contract, grant, or loan award number, the application/proposal control number assigned by the Federal agency). Include prefixes, e.g., “RFP-DE-90-001.”

9.	For a covered Federal action where there has been an award or loan commitment by the Federal agency, enter the Federal amount of the award/loan commitment for the prime entity identified in item 4 or 5.

10.	(a)	Enter the full name, address, city, state and zip code of the lobbying registrant under the Lobbying Disclosure of 1995 engaged by the reporting entity identified in item 4 to influence the covered Federal action.

	(b)	Enter the full names of the individual(s) performing services, and include full address if different from 10(a); Enter Last Name, First Name, and Middle Initial (MI).
11.	The certifying official shall sign and date the form, print his/her name, title and telephone number.

According to the Paperwork Reduction Act, as amended, no persons are required to respond to a collection of information unless it displays a valid OMB Control Number. The valid OMB control number for this information collection is OMB 0348-0046. Public reporting burden for this collection of information is estimated to average 10 minutes per response, including time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding the burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the Office of Management and Budget, Paperwork Reduction Project (0348-0046), Washington, D.C. 20503.

Disclosure of Lobbying Activities	ATTACHMENT 5
SF-LLL

2

DISCLOSURE OF LOBBYING ACTIVITIES
CONTINUATION SHEET
Approved by OMB
0348-0046

Reporting Entity:                                                                                 Page                      of
Authorized for Local Reproduction
Standard Form—LLL-A

Disclosure of Lobbying Activities	ATTACHMENT 5
SF-LLL

3

SCHEDULE I-A
CONTRACTOR ACQUIRED GOVERNMENT PROPERTY
HHSN272200700060C
SeraCare BioServices
For Base:

				Total Not To
Item	Description	Unit Price*	Quantity	Exceed
1.	Liquid Nitrogen Freezers	$29,414.14	30	$953,019.28
2.	Racking System for Liquid Nitrogen Freezers	$49.25	1,296	$68,818.12
3.	Vortex	$274.46	1	$274.46
4.	-70° Chest Freezers	$9,850.00	100	$1,061,759.42
5.	Racking System for Liquid -70° Chest Freezers	$65.00	4,092	$286,701.86
6.	Barcode Scanners	$825.00	7	$6,226.64
7.	Dry Shippers	$2,800.00	8	$24,159.13

*	Unit price is based on Year 1 estimate. Years 2 — 7 include a 2.5% inflationary increase.
For Option(s) and only if they are exercised:

				Total Not To
Item	Description	Unit Price*	Quantity	Exceed
1.	Liquid Nitrogen Freezers	$29,414.14	18	$599,051.58
2.	Racking System for Liquid Nitrogen Freezers	$49.25	968	$53,342.57
3.	-70° Chest Freezers	$9,850.00	51	$565,754.55
4.	Racking System for Liquid -70° Chest Freezers	$65.00	2,261	$164,269.84
5.	Barcode Scanners	$825.00	43	$39,204.77

*	Unit price is based on Year 1 estimate. Years 2 — 7 include a 2.5% inflationary increase.

SCHEDULE I-A, CONTRACTOR ACQUIRED	ATTACHMENT 6
GOVERNMENT PROPERTY

HHSN272200700060C
SCHEDULE II-A
Property Acauired Under Predecessor Contract

Chest Freezers	Location	GFP/Cap	Category	Description	Manufacturer	Model No.	Serial No.	Cost	Note
601	Frederick MD	GFP	CHFR	-70oC Mechanical Freezer	Harris	HLT-36L586-AR-E	T02E208247-TE	$5,000.00
602	Frederick MD	GFP	CHFR	-70oC Mechanical Freezer	Harris	HLT-36L586-AR-E	T02E208248-TE	$5,000.00
603	Frederick MD	GFP	CHFR	-70oC Mechanical Freezer	Harris	HLT-36L586-AR-E	T02E208251-TE	$5,000.00
604	Frederick MD	GFP	CHFR	-70oC Mechanical Freezer	Harris	HLT-36L586-AR-E	T02E208252-TE	$5,000.00
621	Frederick MD	GFP	CHFR	-70oC Mechanical Freezer	Harris	HLT-36L586-AR-E	T02E208249-TE	$5,000.00
652	Frederick MD	GFP	CHFR	-70oC Mechanical Freezer	Harris	HLT-36LS86-AR-E	TlOh-386367-TH	$5,000.00
653	Frederick MD	GFP	CHFR	-70oC Mechanical Freezer	Harris	HLT-36LS86-AR-E	T12H-386847-TH	$5,000.00
654	Frederick MD	GFP	CHFR	-70oC Mechanical Freezer	Harris	HLT-36LS86-AR-E	TO9H-386183-TH	$5,000.00
655	Frederick MD	GFP	CHFR	-70oC Mechanical Freezer	Harris	HLT-36LS86-AR-E	T11H-386647-TH	$5,000.00
656	Frederick MD	GFP	CHFR	-70oC Mechanical Freezer	Harris	HLT-36LS86-AR-E	T15H-387047-TH	$5,000.00
657	Frederick MD	GFP	CHFR	-70oC Mechanical Freezer	Harris	HLT-36LS86-AR-E	TO8H-385998-TH	$5,000.00
658	Frederick MD	GFP	CHFR	-70oC Mechanical Freezer	Harris	HLT-361S86-AR-E	Y21G-359779-ZG	$5,000.00
659	Frederick MD	GFP	CHFR	-70oC Mechanical Freezer	Harris	HLT-36LS86-AR-E	Z19F-321193-ZF	$5,000.00
660	Frederick MD	GFP	CHFR	-70oC Mechanical Freezer	Harris	HLT-36LS86-AR-E	Z19F-321194-ZF	$5,000.00
661	Frederick MD	GFP	CHFR	-70oC Mechanical Freezer	Harris	HLT-36LS86-AR-E	Z19F-321190-ZF	$5,000.00
663	Frederick MD	GFP	CHFR	-70oC Mechanical Freezer	Harris	HLT-36LS86-AR-E	Z19F-321189-ZF	$5,000.00
664	Frederick MD	GFP	CHFR	-70oC Mechanical Freezer	Harris	HLT-36LS86-AR-E	Z19F-321191-ZF	$5,000.00
665	Frederick MD	GFP	CHFR	-70oC Mechanical Freezer	Harris	HLT-36LS86-AR-E	Z09D-192818-ZD	$5,000.00
666	Frederick MD	GFP	CHFR	-70oC Mechanical Freezer	Harris	HLT-36LS86-AR-E	Z09D-192817-ZD	$5,000.00
667	Frederick MD	GFP	CHFR	-70oC Mechanical Freezer	Harris	HLT-36LS86-AR-E	Z09D-192816-ZD	$5,000.00

Schedule II-A
Property Acquired Under Predecessor Contract	Attachment 6

1

HHSN272200700060C

Chest Freezers	Location	GFP/Cap	Category	Description	Manufacturer	Model No.	Serial No.	Cost	Note
668	Frederick MD	GFP	CHFR	-70oC Mechanical Freezer	Harris	HLT-36L586-AR-E	T02E208250-TE	$5,000.00
680	Frederick MD	CAP	CHFR	-70oC Mechanical Freezer	So-Low	C80-27	9900225	$5,000.00
681	Frederick MD	CAP	CHFR	-70oC Mechanical Freezer	So-Low	C80-27	9900117	$5,000.00
682	Frederick MD	CAP	CHFR	-70oC Mechanical Freezer	So-Low	C80-27	9900222	$5,000.00
683	Frederick MD	CAP	CHFR	-70oC Mechanical Freezer	So-Low	C80-27	9900227	$5,000.00
684	Frederick MD	CAP	CHFR	-70oC Mechanical Freezer	So-Low	C80-27	9900224	$5,000.00
685	Frederick MD	CAP	CHFR	-70oC Mechanical Freezer	So-Low	C80-27	9900226	$5,000.00
686	Frederick	CAP	CHFR	-70 Chest Freezer	So-Low	C80-27S	0001004	$7,695.00
687	Frederick	CAP	CHFR	-70 Chest Freezer	So-Low	C80-27S	0001003	$5,000.00
688	Frederick	CAP	CHFR	-70 Chest Freezer	So-Low	C80-27S	0001001	$5,000.00
689	Frederick	CAP	CHFR	-70 Chest Freezer	So-Low	C80-27S	0001002	$7,695.00
690	Frederick	CAP	CHFR	-70 Chest Freezer	So-Low	C80-27S	0001007	$7,695.00
691	Frederick	CAP	CHFR	-70 Chest Freezer	So-Low	C80-27S	0001008	$7,695.00
692	Frederick	CAP	CHFR	-70 Chest Freezer	So-Low	C80-27S	0001005	$7,695.00
693	Frederick	GFP	CHFR	-70 Chest Freezer	SO-LOW	C80-27	0102634	$7,995.00
694	FREDERICK	GFP	CHFR	-70 Chest Freezer	SO-LOW	C80-27	0102632	$7,995.00
695	Frederick	CAP	CHFR	Chest Freezer w/recorder	So-Low	C80-27S	0102844	$7,895.00
696	Frederick	CAP	CHFR	Chest Freezer w/recorder	So-Low	C80-27S	0102849	$7,895.00
697	Frederick	CAP	CHFR	Chest Freezer w/recorder	So-Low	C80-27S	0102845	$7,895.00
698	Frederick	CAP	CHFR	Chest Freezer w/recorder	So-Low	C80-27S	0102843	$7,895.00
699	Frederick	CAP	CHFR	Chest Freezer w/recorder	So-Low	C80-27S	0102852	$7,895.00
700	Frederick	CAP	CHFR	Chest Freezer w/recorder	So-Low	C80-27S	0102848	$7,895.00
701	Frederick	CAP	CHFR	Chest Freezer w/recorder	So-Low	C80-27S	0102847	$7,895.00

Schedule II-A
Property Acquired Under Predecessor Contract	Attachment 6

2

HHSN272200700060C

Chest Freezers	Location	GFP/Cap	Category	Description	Manufacturer	Model No.	Serial No.	Cost	Note
702	Frederick	CAP	CHFR	Chest Freezer w/recorder	So-Low	C80-27S	0102851	$7,895.00
703	Frederick	CAP	CHFR	Chest Freezer w/recorder	So-Low	C80-27S	0102846	$7,895.00
704	Frederick	CAP	CHFR	Chest Freezer w/recorder	So-Low	C80-27S	0102850	$7,895.00
705	Frederick	CAP	CHFR	Chest Freezer w/recorder	So-Low	C80-27S	0102842	$7,895.00
706	Frederick	CAP	CHFR	Chest Freezer w/racking system	SoLow	C80-27S	0203153	$11,718.73
707	Frederick	CAP	CHFR	Chest Freezer w/racking system	SoLow	C80-27S	0203154	$11,718.72
708	Frederick	CAP	CHFR	Chest Freezer w/racking system	SoLow	C80-27S	0203155	$11,718.72
709	Frederick	CAP	CHFR	Chest Freezer w/racking system	SoLow	C80-27S	0203156	$11,718.72
710	Frederick	CAP	CHFR	Chest Freezer	So-Low	C80-27S	0203570	$7,895.00
711	Frederick	CAP	CHFR	Chest Freezer	So-Low	C80-27S	0203571	$7,895.00
712	Frederick	CAP	CHFR	Chest Freezer	So-Low	C80-27S	0203572	$7,895.00
713	Frederick	CAP	CHFR	Chest Freezer	So-Low	C80-27S	0203573	$7,895.00
714	Frederick	CAP	CHFR	Chest Freezer	So-Low	C80-27S	0203574	$7,895.00
715	Frederick	GFP	CHFR	Chest Freezer	SoLow	C80-27S	0304673	$7,995.00
716	Frederick	GFP	CHFR	Chest Freezer	SoLow	C80-27S	0304674	$7,995.00
717	Frederick	GFP	CHFR	Chest Freezer	SoLow	C80-27S	0304675	$7,995.00
718	Frederick	GFP	CHFR	Chest Freezer	SoLow	C80-27S	0304677	$7,995.00
719	Frederick	GFP	CHFR	Chest Freezer	SoLow	C80-27S	0304678	$7,995.00
720	Frederick	GFP	CHFR	Chest Freezer	SoLow	C80-27S	0304679	$7,995.00
721	Frederick	CAP	CHFR	Chest Freezer	SoLow	C80-27S	0304680	$7,995.00
722	Frederick	GFP	CHFR	Chest Freezer	So-Low	C80-27S	0405531	$7,995.00
723	Frederick	GFP	CHFR	Chest Freezer	So-Low	C80-27S	0405533	$7,995.00
724	Frederick	GFP	CHFR	Chest Freezer	So-Low	C80-27S	0405534	$7,995.00

Schedule II-A
Property Acquired Under Predecessor Contract	Attachment 6

3

HHSN272200700060C

Chest Freezers	Location	GFP/Cap	Category	Description	Manufacturer	Model No.	Serial No.	Cost	Note
725	Frederick	GFP	CHFR	Chest Freezer	So-Low	C80-27S	0405542	$7,995.00
726	Frederick	GFP	CHFR	Chest Freezer	So-Low	C80-27S	0405546	$7,995.00
727	Frederick	GFP	CHFR	Chest Freezer	So-Low	C80-27S	0405537	$8,395.00
728	Frederick	GFP	CHFR	Chest Freezer	So-Low	C80-27S	0405540	$8,395.00
729	Frederick	GFP	CHFR	Chest Freezer	So-Low	C80-27S	0405541	$8,395.00
730	Frederick	GFP	CHFR	Chest Freezer	So-Low	C80-27S	0405543	$8,395.00
731	Frederick	GFP	CHFR	Chest Freezer	So-Low	C80-27S	0405544	$8,395.00
732	Frederick	GFP	CHFR	Chest Freezer	So-Low	C80-27S	0405547	$8,395.00
733	Frederick	GFP	CHFR	Chest Freezer	So-Low	C80-27S	0405535	$8,395.00
734	Frederick	GFP	CHFR	Chest Freezer	So-Low	C80-27S	0405539	$8,395.00
735	Frederick	GFP	CHFR	Chest Freezer	So-Low	C80-27S	0405545	$8,395.00
736	Frederick	GFP	CHFR	Chest Freezer	So-Low	C80-27S	0405550	$8,395.00
737	Frederick	GFP	CHFR	Chest Freezer	So-Low	C80-27S	0405548	$8,395.00
738	Frederick	GFP	CHFR	Chest Freezer	So-Low	C80-27S	0405549	$8,395.00
739	Frederick	GFP	CHFR	Chest Freezer	So-Low	C80-27S	0405552	$8,395.00
740	Frederick	GFP	CHFR	Chest Freezer	So-Low	C80-27S	0405553	$8,395.00
741	Frederick	GFP	CHFR	Chest Freezer	So-Low	C80-27S	0405555	$8,395.00
742	Frederick	GFP	CHFR	Chest Freezer	So-Low	C80-27S	0405556	$8,395.00
743	Frederick	GFP	CHFR	Chest Freezer	So-Low	C80-27S	0405557	$8,395.00
744	Frederick	GFP	CHFR	Chest Freezer	So-Low	C80-27S	0405558	$8,395.00
745	Frederick	GFP	CHFR	Chest Freezer	So-Low	C80-27S	0405560	$8,395.00
746	Frederick	GFP	CHFR	Chest Freezer	So-Low	C80-27S	0405562	$8,395.00
747	Frederick	GFP	CHFR	Chest Freezer	So-Low	C80-27S	0405532	$8,395.00

Schedule II-A
Property Acquired Under Predecessor Contract	Attachment 6

4

HHSN272200700060C

Chest Freezers	Location	GFP/Cap	Category	Description	Manufacturer	Model No.	Serial No.	Cost	Note
748	Frederick	GFP	CHFR	Chest Freezer	So-Low	C80-27S	0405536	$8,395.00
749	Frederick	GFP	CHFR	Chest Freezer	So-Low	C80-27S	0405538	$8,395.00
750	Frederick	GFP	CHFR	Chest Freezer	So-Low	C80-27S	0405554	$8,395.00
751	Frederick	GFP	CHFR	Chest Freezer	So-Low	C80-27S	0405559	$8,395.00
752	Frederick	GFP	CHFR	Chest Freezer	So-Low	C80-27S	0405567	$8,395.00
753	Frederick	GFP	CHFR	Chest Freezer	So-Low	C80-27S	0405568	$8,395.00
754	Frederick	GFP	CHFR	Chest Freezer	So-Low	C80-27S	0405551	$8,395.00
755	Frederick	GFP	CHFR	Chest Freezer	So-Low	C80-27S	0405561	$8,395.00
756	Frederick	GFP	CHFR	Chest Freezer	So-Low	C80-27S	0405563	$8,395.00
757	Frederick	GFP	CHFR	Chest Freezer	So-Low	C80-27S	0405564	$8,395.00
758	Frederick	GFP	CHFR	Chest Freezer	So-Low	C80-27S	0405565	$8,395.00
759	Frederick	GFP	CHFR	Chest Freezer	So-Low	C80-27S	0405566	$8,395.00
760	Frederick	CAP	CHFR	Chest Freezers	So-Low	C80-27S	0405987	$8,775.00
761	Frederick	CAP	CHFR	Chest Freezer	So-Low	C80-27S	0405988	$8,775.00
762	Frederick	CAP	CHFR	Chest Freezer	So-Low	C80-27S	0405989	$8,775.00
763	Frederick	CAP	CHFR	Chest Freezer	So-Low	C80-27S	0405990	$8,775.00
764	Frederick	CAP	CHFR	Chest Freezer	So-Low	C80-27S	0405991	$8,775.00
765	Frederick	CAP	CHFR	Chest Freezer	So-Low	C80-27S	0405992	$8,775.00
766	Frederick	CAP	CHFR	Chest Freezer	So-Low	C80-27S	0405993	$8,775.00
767	Frederick	CAP	CHFR	Chest Freezer	So-Low	C80-27S	0405994	$8,775.00
768	Frederick	GFP	CHFR	Chest Freezer & Racks	So Low	C80-27S	0506092	$11,166.84
769	Frederick	GFP	CHFR	Chest Freezer & Racks	So Low	C80-27S	0506093	$11,166.84
770	Frederick	GFP	CHFR	Chest Freezer & Racks	So Low	C80-27S	0506094	$11,166.84

Schedule II-A
Property Acquired Under Predecessor Contract	Attachment 6

5

HHSN272200700060C

Chest Freezers	Location	GFP/Cap	Category	Description	Manufacturer	Model No.	Serial No.	Cost	Note
771	Frederick	GFP	CHFR	Chest Freezer & Racks	So Low	C80-27S	0506096	$11,166.84
772	Frederick	GFP	CHFR	Chest Freezer	So Low	C80-27S	0506095	$9,070.00
773	Frederick	GFP	CHFR	Chest Freezer	So Low	C80-27S	0506557	$9,070.00
774	Frederick	GFP	CHFR	Chest Freezer	So Low	C80-27S	0506558	$9,070.00
775	Frederick	GFP	CHFR	Chest Freezers	So Low	C80-27S	0506559	$9,070.00
776	Frederick	GFP	CHFR	Chest Freezer	So Low	C80-27S	0506560	$9,070.00
777	Frederick	GFP	CHFR	Chest Freezer	So Low	C80-27S	05061001	$9,070.00
778	Frederick	GFP	CHFR	Chest Freezer	So Low	C80-27S	05061002	$9,070.00
779	Frederick	GFP	CHFR	Chest Freezer	So-Low	C80-27S	05061004	$9,070.00
780	Frederick	GFP	CHFR	Chest Freezer	So Low	C80-27S	05061003	$9,070.00
781	Frederick	GFP	CHFR	Chest Freezer	So-Low	C80-27S	0607549	$9,850.00
782	Frederick	GFP	CHFR	Chest Freezer	So-Low	C80-27S	0607550	$9,850.00
783	Frederick	GFP	CHFR	Chest Freezer	So-Low	C80-27S	0607551	$9,850.00
784	Frederick	GFP	CHFR	Chest Freezer	So-Low	C80-27S	0607552	$9,850.00
785	Frederick	GFP	CHFR	Chest Freezer	So-Low	C80-27S	0607553	$9,850.00
786	Frederick	GFP	CHFR	Chest Freezer	So-Low	C80-27S	0607554	$9,850.00
787	Frederick	GFP	CHFR	Chest Freezer	So-Low	C80-27S	0607555	$9,850.00
788	Frederick	GFP	CHFR	Chest Freezer	So-Low	C80-27S	0607556	$9,850.00
789	Frederick	GFP	CHFR	Chest Freezer	So-Low	C80-27S	0607557	$9,850.00
BUI	Frederick MD	CAP	CHFR	-70oC Mechanical Freezer	So-Low	C80-27	9900107	$5,000.00
BU2	Frederick MD	CAP	CHFR	-70oC Mechanical Freezer	So-Low	C80-27	9900110	$5,000.00
BU3	Frederick MD	CAP	CHFR	-70oC Mechanical Freezer	So-Low	C80-27	9900108	$5,000.00
BU4	Frederick MD	CAP	CHFR	-70oC Mechanical Freezer	So-Low	C80-27	9900109	$5,000.00

Schedule II-A
Property Acquired Under Predecessor Contract	Attachment 6

6

HHSN272200700060C

Chest Freezers	Location	GFP/Cap	Category	Description	Manufacturer	Model No.	Serial No.	Cost	Note
BU5	Frederick MD	CAP	CHFR	-70oC Mechanical Freezer	So-Low	C80-27	9900104	$5,000.00
BU6	Frederick MD	CAP	CHFR	-70oC Mechanical Freezer	So-Low	C80-27	9900106	$5,000.00
BU7	Frederick MD	CAP	CHFR	-70oC Mechanical Freezer	So-Low	C80-27	9900103	$5,000.00
BU8	Frederick MD	CAP	CHFR	-70oC Mechanical Freezer	So-Low	C80-27	9900105	$5,000.00
BU9	Frederick	GFP	CHFR	Chest Freezer	So-Low	C80-27S	9900223	$5,000.00
BU10	Frederick	CAP	CHFR	-70 Chest Freezer	So-Low	C80-27S	0001006	$7,695.00
BU11	Frederick	CAP	CHFR	Chest Freezer w/racking system	SoLow	C80-27S	0203157	$11,718.72
BU12	Frederick	GFP	CHFR	Chest Freezer & Racks	So Low	C80-27S	0304676	$11,166.84
TEMPI	FREDERICK	GFP	CHFR	Chest Freezer & Racks	SO-LOW	C80-27	0102633	$7,995.00
TEMP2	FREDERICK	GFP	CHFR	Chest Freezer & Racks	SO-LOW	C80-27	0102631	$7,995.00
Computers & Computer Related Equipment
1	Frederick MD	GFP	COMP	AX 2400 Modem	Microcom	AX/2400	1203126216	$0.00	Obsolete
2	Frederick MD	GFP	COMP	AX 2400 Modem	Microcom	AX/2400	1203126218	$0.00	Obsolete
3	Frederick MD	GFP	COMP	Compac Deskpro 286E	Compaq	Model 40	4001HZ3H0323	$0.00	Obsolete
4	Frederick MD	GFP	COMP	Compaq VGA monochrome monitor	Compaq	VGA 12 monochrome	004KC0434TY2	$0.00	Obsolete
5	Frederick MD	GFP	COMP	DEC Model VT 320 Terminal	Digital Equip Cor	VT 320-CA	SZ05046110	$0.00	Obsolete
6	Frederick MD	GFP	COMP	DEC Model VT 420 terminal	Digital Equip Corp	VT 420-C2	TA231N2103	$0.00	Obsolete
7	Frederick MD	GFP	COMP	Canon Fax phone (FAX)	Canon	Faxphone.50	45861	$0.00	Obsolete
9	Frederick MD	GFP	COMP	DEC VT 420 Terminal	Digital Equip Corp	VT 420-J4	HK23800838	$0.00	Obsolete
10	Frederick MD	GFP	COMP	1 GB Hard disk drive	Hewlett Packard	None	None	$0.00	Obsolete
10	Frederick MD	GFP	COMP	HP9000/800 Business server	Hewlett Packard	HP9000/G40	3335A36991	$0.00	Obsolete
11	Frederick MD	GFP	COMP	1GB disk drive	Hewlett Packard	HP9000/G40	N/A	$0.00	Obsolete
12	Frederick MD	GFP	COMP	Laser Printer/with cassette	Hewlett Packard	Laser Jet 4	USTC069437	$0.00	Obsolete

Schedule II-A
Property Acquired Under Predecessor Contract	Attachment 6

7

HHSN272200700060C

Chest Freezers	Location	GFP/Cap	Category	Description	Manufacturer	Model No.	Serial No.	Cost	Note
13	Frederick MD	GFP	COMP	Cassette for printer, spare	Hewlett Packard	none	none	$0.00	Obsolete
14	Frederick MD	GFP	COMP	X- terminal with software	Hewlett Packard	A1097C	3310J00685	$0.00	Obsolete
14	Frederick MD	GFP	COMP	HP-UX KEYBOARD	Hewlett Packard	none	none	$0.00	Obsolete
15	Frederick MD	GFP	COMP	650 VA Uninteruptable Power Supply	APC	VS650	FS9712764730	$0.00	Obsolete
15	Frederick MD	GFP	COMP	Personal Computer	Gateway 2000	4DX-33	1823076	$0.00	Obsolete
15	Frederick MD	GFP	COMP	Cartridge tape drive, external, 7 GB	Iomega	DittoMax IO l000	UC0831DOGA	$0.00	Obsolete
16	Frederick MD	GFP	COMP	Power surge protector	Trippe	Isobar 4	none	$0.00	Obsolete
17	Frederick MD	GFP	COMP	Modem - Mini Tower	Practical Peripherals	PM1400FAMT	A1028700	$0.00	Obsolete
18	Frederick MD	GFP	COMP	HP ENVIZEX W/ MONITOR	Hewlett Packard	D1196A	KR40600455	$0.00	Obsolete
18	Frederick MD	GFP	COMP	HP-UX KEYBOARD	Hewlett Packard	none	none	$0.00	Obsolete
19	Frederick MD	GFP	COMP	HP ENVIZEX W/ MONITOR	Hewlett Packard	D1196A	KR40600647	$0.00	Obsolete
19	Frederick MD	GFP	COMP	HP-UX KEYBOARD	Hewlett Packard	none	none	$0.00	Obsolete
20	Frederick MD	GFP	COMP	HP ENVIZEX W/ MONITOR	Hewlett Packard	D1196A	KR40600446	$0.00	Obsolete
20	Frederick MD	GFP	COMP	HP-UX KEYBOARD	Hewlett Packard	none	none	$0.00	Obsolete
21	Frederick MD	GFP	COMP	HP-UX KEYBOARD	Hewlett Packard	none	none	$0.00	Obsolete
21	Frederick MD	GFP	COMP	HP ENVIZEX W/ MONITOR	Hewlett Packard	D1196A	KR40600461	$0.00	Obsolete
22	Frederick MD	GFP	COMP	64 MB Internal Memory	Hewlett Packard	None	None	$0.00	Obsolete
23	Frederick MD	GFP	COMP	Upgrade WordPerf v.6.0 to Perf. Office v3.0	Novell Corp.	v3.0	none	$0.00	Obsolete
24	Frederick MD	GFP	COMP	650 VA Uninteruptable Power Supply	APC	VS650	FS9704542223	$0.00	Obsolete
24	Frederick MD	GFP	COMP	5.25 in floppy drive	Teac	FD-55GFR	BV75491	$0.00	Obsolete
24	Frederick MD	GFP	COMP	Compaq pc w/Pent P200,modem, etc.	Compaq	Presario	A711BKNBE210	$0.00	Obsolete
24	Frederick MD	GFP	COMP	Compaq 1725 17-in Color Monitor	Compaq	320A	717CDO2DA721	$0.00	Obsolete
25	Frederick MD	GFP	COMP	HP ENTRA Workstation w/8 MB RAM incrs	Hewlett Packard	C3264A	CA74264104	$0.00	Obsolete

Schedule II-A Property Acquired Under Predecessor Contract	Attachment 6

8

HHSN272200700060C

Chest Freezers	Location	GFP/Cap	Category	Description	Manufacturer	Model No.	Serial No.	Cost	Note
28	Frederick MD	GFP	COMP	Printer, Eltron Delta Plus	Eltron	TLP2642PSA	47048312	$0.00	Obsolete
30	Frederick MD	GFP	COMP	Color Laser Jet Printer	Hewlet-Packard	5M	JPHF157259	$0.00	Obsolete
31	Frederick MD	GFP	COMP	Docs, for HP-UX vll.0l Sys Admin & Pref	Hewlett-Packard	B3921EA		$0.00	Obsolete
32	Frederick MD	GFP	COMP	Oracle 8.0.4 Server Docs. Library Set	Oracle Corp.	A58405		$0.00	Obsolete
Liquid Nitrogen Freezers
801	Frederick MD	GFP	LNFR	Liquid Nitrogen Freezer	Taylor- Wharton	38K	576-OO1-P4	$15,000.00
802	Frederick MD	GFP	LNFR	Liquid Nitrogen Freezer	Taylor- Wharton	38K	576-OO4-P4	$15,000.00
803	Frederick MD	GFP	LNFR	Liquid Nitrogen Freezer	Taylor- Wharton	38K	576-OO3-P5	$15,000.00
804	Frederick MD	GFP	LNFR	Liquid Nitrogen Freezer	Taylor- Wharton	38K	576-OO4-P5	$15,000.00
805	Frederick MD	GFP	LNFR	Liquid Nitrogen Freezer	Taylor- Wharton	38K	576-001-R2	$15,000.00
806	Frederick MD	GFP	LNFR	Liquid Nitrogen Freezer	Taylor- Wharton	38K	576-002-R2	$15,000.00
813	Frederick MD	GFP	LNFR	Liquid Nitrogen Freezer	MVE	XLC1840	DOB91F101	$15,000.00
820	Frederick MD	GFP	LNFR	Liquid Nitrogen Freezer	MVE	XLC1840	DOB91F102	$15,000.00
821	Frederick MD	GFP	LNFR	Liquid Nitrogen Freezer	MVE	XLC1840	DOB91F103	$15,000.00
824	Frederick MD	GFP	LNFR	Liquid Nitrogen Freezer	Taylor-Wharton	33 K	557-001-L5	$15,000.00
825	Frederick MD	GFP	LNFR	Liquid Nitrogen Freezer	Taylor-Wharton	33 K	557-002-L5	$15,000.00
826	Frederick MD	GFP	LNFR	Liquid Nitrogen Freezer	Taylor-Wharton	33 K		$15,000.00
827	Frederick MD	GFP	LNFR	Liquid Nitrogen Freezer	Taylor-Wharton	33 K	557-005-L5	$15,000.00
828	Frederick MD	GFP	LNFR	Liquid Nitrogen Freezer	Taylor-Wharton	33 K	576-001-N1	$15,000.00
829	Frederick MD	GFP	LNFR	Liquid Nitrogen Freezer	Taylor-Wharton	33 K	576-002-M9	$15,000.00
830	Frederick MD	GFP	LNFR	Liquid Nitrogen Freezer	Taylor-Wharton	33 K	576-005-M9	$15,000.00
831	Frederick MD	GFP	LNFR	Liquid Nitrogen Freezer	Taylor-Wharton	33 K	576-005-N1	$15,000.00
832	Frederick MD	GFP	LNFR	Liquid Nitrogen Freezer	Taylor-Wharton	38KM21	576-001-M5	$15,000.00

Schedule II-A Property Acquired Under Predecessor Contract	Attachment 6

9

HHSN272200700060C

Chest Freezers	Location	GFP/Cap	Category	Description	Manufacturer	Model No.	Serial No.	Cost	Note
833	Frederick MD	GFP	LNFR	Liquid Nitrogen Freezer	Taylor-Wharton	38KM21	576-001-M6	$15,000.00
834	Frederick MD	GFP	LNFR	Liquid Nitrogen Freezer	Taylor-Wharton	38KM21	576-004-M5	$15,000.00
835	Frederick MD	GFP	LNFR	Liquid Nitrogen Freezer	Taylor-Wharton	33K	557-001-JB	$15,000.00
836	Frederick MD	GFP	LNFR	Liquid Nitrogen Freezer	Taylor-Wharton	33k	557-002-JB	$15,000.00
837	Frederick MD	GFP	LNFR	Liquid Nitrogen Freezer	Taylor-Wharton	33k	557-003-JB	$15,000.00
838	Frederick MD	CAP	LNFR	Liquid Nitrogen Freezer	MVE	XLC1830HE	CMER99K102	$15,000.00
839	Frederick MD	CAP	LNFR	Liquid Nitrogen Freezer	MVE	XLC1830HE	CEMR99K103	$15,000.00
840	Frederick	CAP	LNFR	LN2 Freezer	Cryo	XLC 1830 HE	CEMU01A101	$27,243.30
841	Frederick	CAP	LNFR	LN2 Freezer	Cryo	XLC 1830 HE	CEMU01G106	$37,069.71
842	Frederick	CAP	LNFR	Liquid Nitrogen Freezer w/racks	MVE	XLC1830HE-F	CVBU02G104	$23,270.79
843	Frederick	CAP	LNFR	LN2 Freezer	MVE	XLC1830HE	CEMV01J110	$23,045.00
844	Frederick	CAP	LNFR	LN2 Freezer	MVE	XLC1830HE	CEMV02D107	$23,045.00
847	Frederick	CAP	LNFR	LN2 Freezer & Racks	MVE	XLC1830HEF-2004	CEMZ04L102	$23,705.00
848	Frederick	CAP	LNFR	LN2 Freezer & Racks	MVE	XLC1830HEF-2004	CEMZ04L104	$23,705.00
849	Frederick	CAP	LNFR	LN2 Freezer & Racks	MVE	XLC1830HEF-2004	CEMZ04M101	$23,705.00
850	Frederick	CAP	LNFR	LN2 Freezer & Racks	MVE	XLC1830 HEF-2004	CEMZ04M103	$23,705.00
851	Frederick	CAP	LNFR	LN2 Freezer & Racks	MVE	XLC1830HEF-2004	CEMZ04M104	$23,705.00
852	Frederick	CAP	LNFR	LN2 Freezer & Racks	MVE	XLC1830 HEF-2004	CEMZ04M105	$23,705.00
853	Frederick	CAP	LNFR	LN2 Freezer & Racks	MVE	XLC1830HEF-2004	CEMZ04M107	$23,705.00
854	Frederick	CAP	LNFR	LN2 Freezers & Racks	MVE	XLC1830HEF-2004	CEMZ04M107	$23,705.00
845	Frederick	CAP	LNFR	LN2 Freezer and racks	Cryo	XLC 1830	CEMV03B101	$38,577.00
846	Frederick		LNFR	LN2 Freezer	MVE	XLC 1830 HEF	CEMX04C101
855	Frederick	GFP	LNFR	LN2 Freezer and Racks	Cryo	1830 HE	CEMZ05A110	$54,016.24
856	Frederick	GFP	LNFR	LN2 Freezer	Cryo	XLC-1830 HEF	CEME05L101	$24,416.00

Schedule II-A Property Acquired Under Predecessor Contract	Attachment 6

10

HHSN272200700060C

Chest Freezers	Location	GFP/Cap	Category	Description	Manufacturer	Model No.	Serial No.	Cost	Note
857	Frederick	GFP	LNFR	LN2 Freezer	Cryo	XLC-1830 HEF	CEMF06B106	$24,416.00
858	Frederick	GFP	LNFR	LN2 Freezer & Racks	Cryo	MVE 1830	CEMJ06L102	$37,665.05
859	Frederick	GFP	LNFR	LN2 Freezer & Racks	Cryo	MVE 1830	CEMJ06L105	$37,665.05
860	Frederick	GFP	LNFR	LN2 Freezer & Racks	Cryo	MVE 1830	CEMH06F106	$37,665.05
861	Frederick	GFP	LNFR	LN2 Freezer & Racks	Cryo	MVE 1830	CEMH06F108	$37,665.05
BUI	Frederick MD	CAP	LNFR	Liquid Nitrogen Freezer	MVE	XLC1830HE	CMER99K104	$15,000.00
BU2	Frederick MD	CAP	LNFR	Liquid Nitrogen Freezer	MVE	XLC1830HE	CEMR99K101	$15,000.00
TMP	Frederick	CAP	LNFR	LN2 Freezer	MVE	XLC1830HEF-2004	CEMZ04M108	$18,327.58
Liquid Nitrogen Shippers
	Frederick MD	GFP	LNSH	LN 2 shipping containers	Taylor-Wharton	CP65	578-043-J7	$0.00	Obsolete
	Frederick MD	GFP	LNSH	LN 2 shipping containers	Taylor-Wharton	CP65	578-049-J8	$0.00	Obsolete
	Frederick MD	GFP	LNSH	LN 2 Shipping Containers	Taylor-Wharton	CP65	578-016-KI	$0.00	Obsolete
	Frederick MD	GFP	LNSH	LN 2 Shipping Containers	Custom Biogenic Systerr	DS-3	12503	$0.00	Obsolete
	Frederick MD	GFP	LNSH	LN 2 Shipping Containers	MVE	CryoshipEXT	GPB98G1031Y	$0.00
	Frederick MD	GFP	LNSH	LN2 Shipping container	Custom Biogenic Sys	DS-3	1477	$0.00	Obsolete
	Frederick MD	GFP	LNSH	LN 2 Shipping Containers	MVE	CryoshipEXT	GPB99D1031Y	$0.00
	Frederick MD	GFP	LNSH	LN 2 Shipping Containers	Taylor-Wharton	CP65	578-003-KI	$0.00	Obsolete
	Frederick MD	GFP	LNSH	LN 2 shipping containers	Custom Biogenic Sys	DS-3	PCS-11-93-0571	$0.00	Obsolete
	Frederick MD	GFP	LNSH	LN 2 shipping containers	MVE	TA-60	869-B	$0.00	Obsolete
	Frederick MD	GFP	LNSH	LN 2 shipping containers	MVE	TA-60	870-B	$0.00	Obsolete
	Frederick MD	GFP	LNSH	LN 2 Shipping Containers	MVE	CryoshipEXT	AOB00E1063Y	$0.00
Liquid Nitrogen Tanks
	Frederick MD	GFP	LNTK	Bulk Liquid Nitrogen tank	MVE	VVXC-3000-NC-175	2569	$0.00
Miscellaneous Other

Schedule II-A Property Acquired Under Predecessor Contract	Attachment 6

11

HHSN272200700060C

Chest Freezers	Location	GFP/Cap	Category	Description	Manufacturer	Model No.	Serial No.	Cost	Note
	Frederick MD	GFP	MISC	Vacuum jacketed pipe	MVE	none	none	$0.00
	Frederick	GFP	MISC	Freezer Racks	Cryo	V-8-3L	0	$30,653.00
	Frederick	GFP	MISC	Racks	Cryo	V-13-2L	N/A	$49,633.50
	Frederick	CAP	MISC	Freezer Racks	Cryo	V-12(3)-2L-C-81	n/a	$38,688.80
	Frederick	CAP	MISC	Racks	Cryo	V-13-2L & V-8-3L	0	$21,683.74
	Frederick MD	GFP	MISC	Water H20 BATH	ELEMCO	MODEL 70	134-84	$0.00	Obsolete
	Frederick MD	GFP	MISC	Biological Safety Cabinet	CCI	740	19431	$0.00
	Frederick	GFP	MISC	Vertical Freezer Racks	Cryo	1830HE	0	$53,346.78
	Frederick MD	GFP	MISC	Biological Safety Cabinet	CCI	740	17566	$0.00
8	Frederick MD	GFP	MISC	Minolta photocopier	Minolta	EP2121	36219639	$500.00	Obsolete
27	Frederick MD	GFP	MISC	Bar Code Scanner	Amer. Microsystems	5310HP4342	348747	$0.00	Obsolete
29	Frederick MD	GFP	MISC	Fax Machine	Murata	F-86	f8600077080030	$0.00	Obsolete
	Frederick	GFP	SCAN	Barcode Scanner	Brady	CR2010-03	10006921	$894.45
	Frederick	GFP	SHIP	LN2 Dry Shipper	MVE	Cryoshipper	GPB98E1051Y
	Frederick	GFP	SHIP	LN2 Dry Shipper	MVE	Cryoshipper	GPB00E1043Y
	Frederick	GFP	SHIP	LN2 Dry Shipper	MVE	Cryoshipper	AOB02G1233Y
	Frederick	GFP	SHIP	LN2 Dry Shipper	MNE	Cryoshipper	AOB00D1033Y
	Frederick	GFP	SHIP	LN2 Dry Shipper	MVE	Cryoshipper	GPB98H1051Y
	Frederick	GFP	SHIP	LN2 Dry Shipper	MVE	Cryoshipper	GPB98E1021Y
	Frederick	GFP	SHIP	LN2 Dry Shipper	MVE	Cryoshipper	GPA95F1051Y
	Frederick	GFP	SHIP	LN2 Dry Shipper	MVE	Cryoshipper	AOB01D1333Y
	Frederick	GFP	SHIP	LN2 Dry Shipper	MVE	Cryoshipper	AOB01K1313Y

Schedule II-A Property Acquired Under Predecessor Contract	Attachment 6

12